Exhibit A






             ===========================================================





                           PIEDMONT MANAGEMENT COMPANY INC.
                                    as the Company

                                         and

                            SHAWMUT BANK CONNECTICUT, N.A.
                                    as the Trustee





                         ___________________________________

                                      Indenture

                            Dated as of ________ __, 1995

                         ___________________________________










             ============================================================

                                  TABLE OF CONTENTS*

                                                                     Page

                               RECITALS OF THE COMPANY

                                      ARTICLE 1

                      DEFINITIONS AND INCORPORATION BY REFERENCE

             SECTION 1.1    Definitions.   . . . . . . . . . . . . .    1
                            -----------
             SECTION 1.2    Other Definitions.   . . . . . . . . . .   16
                            -----------------
             SECTION 1.3    Incorporation by Reference of
                            -----------------------------
                            Trust Indenture Act  . . . . . . . . . .   17
                            -------------------
             SECTION 1.4    Rules of Construction  . . . . . . . . .   18
                            ---------------------

                                      ARTICLE 2

                                    THE SECURITIES

             SECTION 2.1    Form and Dating  . . . . . . . . . . . .   18
                            ---------------
             SECTION 2.2    Execution and Authentication   . . . . .   18
                            ----------------------------
             SECTION 2.3    Amount Limited   . . . . . . . . . . . .   19
                            --------------
             SECTION 2.4    Denomination and Date of
                            ------------------------
                            Securities; Payments of
                            -----------------------
                            Interest   . . . . . . . . . . . . . . .   19
                            --------
             SECTION 2.5    Registrar and Paying Agent;
                            ---------------------------
                            Agents Generally   . . . . . . . . . . .   19
                            ----------------
             SECTION 2.6    Paying Agent to Hold Money in
                            -----------------------------
                            Trust  . . . . . . . . . . . . . . . . .   20
                            -----
             SECTION 2.7    Transfer Restrictions;
                            ----------------------
                            Transfer and Exchange  . . . . . . . . .   21
                            ---------------------
             SECTION 2.8    Replacement Securities   . . . . . . . .   22
                            ----------------------
             SECTION 2.9    Outstanding Securities   . . . . . . . .   23
                            ----------------------
             SECTION 2.10   Temporary Securities   . . . . . . . . .   24
                            --------------------
             SECTION 2.11   Cancellation   . . . . . . . . . . . . .   24
                            ------------
             SECTION 2.12   CUSIP Numbers  . . . . . . . . . . . . .   25
                            -------------
             SECTION 2.13   Limited Extension of
                            --------------------
                            Settlement Date.   . . . . . . . . . . .   25
                            ---------------

                                      ARTICLE 3

                                      REDEMPTION

             SECTION 3.1    Notices.   . . . . . . . . . . . . . . .   26
                            -------
             SECTION 3.2    Notice of Redemption   . . . . . . . . .   26
                            --------------------


             --------------------
                  *Note: The Table of Contents shall not for any purposes be deemed to be a part of the Indenture.

             SECTION 3.3    Effect of Notice of
                            -------------------
                            Redemption   . . . . . . . . . . . . . .   27
                            ----------
             SECTION 3.4    Deposit of Redemption or
                            ------------------------
                            Purchase Price   . . . . . . . . . . . .   27
                            --------------
             SECTION 3.5    No Securities Redeemed or
                            -------------------------
                            Purchased in Part  . . . . . . . . . . .   28
                            -----------------
             SECTION 3.6    Optional Redemption  . . . . . . . . . .   28
                            -------------------
             SECTION 3.7    Mandatory Redemption   . . . . . . . . .   28
                            --------------------

                                      ARTICLE 4

                                      COVENANTS

             SECTION 4.1    Payment of Securities  . . . . . . . . .   28
                            ---------------------
             SECTION 4.2    Maintenance of Records;
                            -----------------------
                            Compliance with Laws; Access
                            ----------------------------
                            and Cooperation  . . . . . . . . . . . .   29
                            ---------------
             SECTION 4.3    Reports by the Company   . . . . . . . .   30
                            ----------------------
             SECTION 4.4    Maintenance of Office or
                            ------------------------
                            Agency   . . . . . . . . . . . . . . . .   30
                            ------
             SECTION 4.5    Negative Pledge  . . . . . . . . . . . .   31
                            ---------------
             SECTION 4.6    Purchase of Securities upon a
                            -----------------------------
                            Change of Control  . . . . . . . . . . .   31
                            -----------------
             SECTION 4.7    Limitation on Indebtedness   . . . . . .   33
                            --------------------------
             SECTION 4.8    Certificate to Trustee   . . . . . . . .   33
                            ----------------------

                                      ARTICLE 5

                          CONSOLIDATION, MERGER, CONVEYANCE,

             SECTION 5.1    When Company May Merge, Etc.   . . . . .   34
                            ----------------------------
             SECTION 5.2    Successor Substituted  . . . . . . . . .   36
                            ---------------------

                                      ARTICLE 6

                                 DEFAULT AND REMEDIES

             SECTION 6.1    Events of Default  . . . . . . . . . . .   36
                            -----------------
             SECTION 6.2    Acceleration   . . . . . . . . . . . . .   38
                            ------------
             SECTION 6.3    Other Remedies   . . . . . . . . . . . .   38
                            --------------
             SECTION 6.4    Waiver of Past Defaults  . . . . . . . .   38
                            -----------------------
             SECTION 6.5    Control by Majority  . . . . . . . . . .   39
                            -------------------
             SECTION 6.6    Limitation on Suits  . . . . . . . . . .   39
                            -------------------
             SECTION 6.7    Rights of Holders of
                            --------------------
                            Securities to Receive
                            ---------------------
                            Payment  . . . . . . . . . . . . . . . .   40
                            -------
             SECTION 6.8    Collection Suit by Trustee   . . . . . .   40
                            --------------------------
             SECTION 6.9    Trustee May File Proofs of
                            --------------------------
                            Claim  . . . . . . . . . . . . . . . . .   40
                            -----
             SECTION 6.10   Priorities   . . . . . . . . . . . . . .   41
                            ----------
             SECTION 6.11   Undertaking for Costs  . . . . . . . . .   41
                            ---------------------

                                      ARTICLE 7

                                       TRUSTEE

             SECTION 7.1    General  . . . . . . . . . . . . . . . .   42
                            -------
             SECTION 7.2    Certain Rights of Trustee  . . . . . . .   42
                            -------------------------
             SECTION 7.3    Individual Rights of Trustee   . . . . .   44
                            ----------------------------
             SECTION 7.4    Trustee's Disclaimer   . . . . . . . . .   45
                            --------------------
             SECTION 7.5    Notice of Default  . . . . . . . . . . .   45
                            -----------------
             SECTION 7.6    Reports by Trustee to
                            ---------------------
                            Holders  . . . . . . . . . . . . . . . .   45
                            -------
             SECTION 7.7    Compensation and Indemnity   . . . . . .   45
                            --------------------------
             SECTION 7.8    Replacement of Trustee   . . . . . . . .   46
                            ----------------------
             SECTION 7.9    Successor Trustee by Merger,
                            ----------------------------
                            Etc.   . . . . . . . . . . . . . . . . .   48
                            ----
             SECTION 7.10   Eligibility  . . . . . . . . . . . . . .   48
                            -----------
             SECTION 7.11   Money Held in Trust  . . . . . . . . . .   48
                            -------------------

                                      ARTICLE 8

                                DISCHARGE OF INDENTURE

             SECTION 8.1    Satisfaction and Discharge of
                            -----------------------------
                            Indenture  . . . . . . . . . . . . . . .   48
                            ---------
             SECTION 8.2    Application by Trustee of
                            -------------------------
                            Funds Deposited for Payment
                            ---------------------------
                            of Securities  . . . . . . . . . . . . .   49
                            -------------
             SECTION 8.3    Repayment of Moneys Held by
                            ---------------------------
                            Paying Agent   . . . . . . . . . . . . .   49
                            ------------
             SECTION 8.4    Return of Moneys Held by
                            ------------------------
                            Trustee and Paying Agent
                            ------------------------
                            Unclaimed for Three Years  . . . . . . .   49
                            -------------------------
             SECTION 8.5    Defeasance   . . . . . . . . . . . . . .   50
                            ----------
             SECTION 8.6    Covenant Defeasance  . . . . . . . . . .   51
                            -------------------

                                      ARTICLE 9

                         AMENDMENTS, SUPPLEMENTS AND WAIVERS

             SECTION 9.1    Without Consent of Holders of
                            -----------------------------
                            Securities   . . . . . . . . . . . . . .   52
                            ----------
             SECTION 9.2    With Consent of Holders of
                            --------------------------
                            Securities   . . . . . . . . . . . . . .   53
                            ----------
             SECTION 9.3    Compliance with Trust
                            ---------------------
                            Indenture Act  . . . . . . . . . . . . .   55
                            -------------
             SECTION 9.4    Revocation and Effect of
                            ------------------------
                            Consents   . . . . . . . . . . . . . . .   55
                            --------
             SECTION 9.5    Notation on or Exchange of
                            --------------------------
                            Securities   . . . . . . . . . . . . . .   55
                            ----------
             SECTION 9.6    Trustee to Sign Amendments,
                            ---------------------------
                            etc  . . . . . . . . . . . . . . . . . .   56
                            ---

                                      ARTICLE 10

                         DETERMINATION OF THE PAYMENT AMOUNT

             SECTION 10.1   Determination of the
                            --------------------
                            Contingent Amount  . . . . . . . . . . .   56
                            -----------------
             SECTION 10.2   Holder Actuary; Compensation
                            ----------------------------
                            and Indemnity  . . . . . . . . . . . . .   56
                            -------------
             SECTION 10.3   Company Actuary  . . . . . . . . . . . .   57
                            ---------------
             SECTION 10.4   Preparation of Reserve
                            ----------------------
                            Reports  . . . . . . . . . . . . . . . .   58
                            -------
             SECTION 10.5   Resolution of Disputes;
                            -----------------------
                            Arbitration  . . . . . . . . . . . . . .   59
                            -----------
             SECTION 10.6   Annual Review of Reserves And
                            -----------------------------
                            Claims   . . . . . . . . . . . . . . . .   60
                            ------
             SECTION 10.7   Settlement in Stock  . . . . . . . . . .   61
                            -------------------

                                      ARTICLE 11

                                    MISCELLANEOUS

             SECTION 11.1   Trust Indenture Act of 1939  . . . . . .   61
                            ---------------------------
             SECTION 11.2   Notices  . . . . . . . . . . . . . . . .   62
                            -------
             SECTION 11.3   Certificate and Opinion as to
                            -----------------------------
                            Conditions Precedent   . . . . . . . . .   63
                            --------------------
             SECTION 11.4   Statements Required in
                            ----------------------
                            Certificate or Opinion   . . . . . . . .   63
                            ----------------------
             SECTION 11.5   Rules by Trustee, Paying
                            ------------------------
                            Agent or Registrar   . . . . . . . . . .   64
                            ------------------
             SECTION 11.6   Payment Date Other Than a
                            -------------------------
                            Business Day   . . . . . . . . . . . . .   64
                            ------------
             SECTION 11.7   Governing Law  . . . . . . . . . . . . .   64
                            -------------
             SECTION 11.8   No Adverse Interpretation of
                            ----------------------------
                            Other Agreements   . . . . . . . . . . .   64
                            ----------------
             SECTION 11.9   Successors   . . . . . . . . . . . . . .   64
                            ----------
             SECTION 11.10  Duplicate Originals  . . . . . . . . . .   64
                            -------------------
             SECTION 11.11  Separability   . . . . . . . . . . . . .   64
                            ------------
             SECTION 11.12  Table of Contents, Headings,
                            ----------------------------
                            Etc.   . . . . . . . . . . . . . . . . .   64
                            ----
             SECTION 11.13  Incorporators, Stockholders,
                            ----------------------------
                            Officers and Directors of
                            -------------------------
                            Company Exempt from
                            -------------------
                            Individual Liability   . . . . . . . . .   65
                            --------------------
             SECTION 11.14  Judgment Currency  . . . . . . . . . . .   65
                            -----------------

             SIGNATURES

              Exhibit A - Form of Security
              Exhibit B - Calculation of Contingent Amount
              Exhibit C - Registration Rights

                       INDENTURE, dated as of ________ __, 1995, between
             Piedmont Management Company Inc., a Delaware corporation, as the Company, and Shawmut Bank Connecticut, N.A., a national association, as Trustee.

                               RECITALS OF THE COMPANY

                       WHEREAS, the Company has duly authorized the issue
             of its Contingent Interest Notes Due June 30, 2006 (collectively, the "Securities"), which Securities consist of (i) an aggregate principal amount of $1,000,000 plus interest accreting thereon from the date of issuance as provided herein at a rate of 8.0% per annum, compounded annually, and (ii) aggregate contingent interest of up to $55,000,000 as determined pursuant to Article 10, and, to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture; and

                       WHEREAS, all things necessary to make this Inden-
             ture a valid indenture and agreement according to its terms have been done;

                       NOW, THEREFORE:

                       In consideration of the premises, the Company and
             the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:


                                      ARTICLE 1

                      DEFINITIONS AND INCORPORATION BY REFERENCE

                       SECTION 1.1    Definitions.
                                      -----------

                       "Acquired Indebtedness" means Indebtedness of a
             Person: (i) existing at the time such Person becomes a Subsidiary (or any renewal, extension, substitution, refinancing or replacement thereof at such time) or (ii) assumed in connection with the acquisition of assets from another Person, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition, as the case may be.

                       "Adverse Reserve Development" has the meaning set
             forth in Exhibit B.

                       "Affiliate" means, with respect to any specified
             Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person (except in cases where substantially all of the control that would ordinarily be exercisable by virtue of ownership of stock, other than the election of directors, has been eliminated by applicable regulatory authorities). For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                       "Average Life" means, as of the date of
             determination, with respect to any Indebtedness, the quotient obtained by dividing: (i) the sum of the products of (A) the number of years (or portion thereof) from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness multiplied by (B) the amount of such principal payment by (ii) the sum of all such principal payments.

                       "Board of Directors" means either the Board of
             Directors of the Company or any committee of such Board duly authorized to act hereunder.

                       "Board Resolution" means one or more resolutions
             of the board of directors of the Company or any authorized committee thereof, certified by the secretary or an assistant secretary to have been duly adopted and to be in full force and effect on the date of certification, and delivered to the Trustee.

                       "Business Day" means any day, other than a
             Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.

                       "Capital Lease Obligation" of any Person means any
             obligations of such Person and its Subsidiaries on a consolidated basis under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation; and the amount of Indebtedness represented by such obligation will be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                       "Capital Stock" of any Person means any and all
             shares, interests, participation, or other equivalent (however designated) of such Person's capital stock and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options to purchase the foregoing whether now outstanding or issued after the date hereof.

                       "Change of Control" means (A) either (i) any
             transaction or series of transactions occurring after the Merger in which any "person" or "group" (within the meaning of Rule 13d-5 under the Exchange Act and Sections 13(d) and 14(d) of the Exchange Act) (x) consisting of one or more of the holders (or their Affiliates) of the Common Stock of Chartwell immediately prior to the Merger becomes the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), by way of merger, consolidation, other business combination or otherwise, of greater than 66-2/3% of the total voting power (on a fully-diluted basis as if all convertible securities had been converted) entitled to vote in the election of directors of the Company or the Surviving Entity (if other than the Company) or (y) other than the initial holders (or their Affiliates) of the Common Stock of the Company immediately after the Merger, becomes the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), by way of merger, consolidation, other business combination or otherwise, of greater than 50% of the total voting power (as defined above) entitled to vote in the election of directors of the Company or the Surviving Entity (if other than the Company); provided that this subclause (y) shall not include any
             --------
             transaction in which the Company or the Surviving Entity becomes or is a direct or indirect Wholly-Owned Restricted Subsidiary of another entity (the "Parent") if immediately following such transaction no "person" or "group" would be the "beneficial owner" of greater than 50% of such total voting power of the Parent or (ii) the Common Stock of the Company shall cease to be listed on any national securities exchange or on The NASDAQ Stock Market; and (B) within one year after the occurrence of any of the events described in clause (A) above, (i) the individuals who immediately prior to the occurrence of such event or events constituted the board of directors of the Company cease for any reason to constitute a majority of the directors of the Company then in office or (ii) the Chief Executive Officer and President of the Company (or an individual or individuals holding positions of equivalent responsibility) at the time of such event or events cease for any reason to hold such positions at the Company, or if the Company is controlled by another Person, such officers do not hold positions of equivalent responsibility at such other Person. In addition, a Change of Control shall be deemed to have occurred if (a) the Company or any Subsidiary sells, conveys, transfers, leases or otherwise disposes of all or substantially all of the assets of the Company and its Subsidiaries, considered as a whole, or (b) the Company or any Subsidiary of the Company sells, conveys, transfers, leases or otherwise disposes of all or substantially all of the common stock of, or sells, conveys, transfers, leases or otherwise disposes of all or substantially all of the assets of, RECO or Chartwell Reinsurance to another Person or Persons in one transaction or a series of transactions, including through a bulk reinsurance transaction or transactions, in each case with respect to clauses (a) and (b) above, other than any transaction which is specifically contemplated by the Merger Agreement or any sale, conveyance, transfer, lease or other disposition to the Company or any Wholly-Owned Restricted Subsidiary.

                       "Chartwell" means Chartwell Re Corporation, a
             Delaware corporation.

                       "Chartwell Reinsurance" means Chartwell
             Reinsurance Company, a Minnesota corporation.

                       "Commission" means the Securities and Exchange
             Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                       "Common Stock" means, with respect to any Person,
             any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Indenture, including, without limitation, all series and classes of such common stock.

                       "Company" means Piedmont Management Company Inc.,
             a Delaware corporation, and its successors and assigns. Chartwell shall be deemed to be the successor to Piedmont Management Company Inc. after the Merger, and from and after the Merger, "Company" shall mean Chartwell and its successors and assigns.

                       "Company Actuary" means the actuary appointed by
             the Company pursuant to Section 10.3.

                       "Consolidated Net Worth" of any Person means the
             consolidated stockholders' equity of such Person and its Restricted Subsidiaries as determined in accordance with GAAP consistently applied.

                       "Contingent Amount" has the meaning set forth in
             Exhibit B.

                       "Corporate Trust Office" means the office of the
             Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at New York, New York.

                       "Currency Agreement" means any foreign exchange
             contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person or any of its Restricted Subsidiaries against fluctuations in currency values or exchange rates.

                       "Determination Date" has the meaning set forth in
             Exhibit B.

                       "Exchange Act" means the Securities Exchange Act
             of 1934, as amended.

                       "Fair Market Value" means, with respect to any
             asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer.

                       "Fixed Amount" means the aggregate Principal
             Amount plus accreted interest thereon from the Issue Date through the Settlement Date (not including any period of extension pursuant to Section 2.13) at a rate of 8.0% per annum, compounded annually.

                       "GAAP" means generally accepted accounting
             principles in the United States of America at the date of any computation required or permitted hereunder; provided that for purposes of calculation of the Contingent Amount GAAP means generally accepted accounting principles in the United States of America as in effect on the Determination Date.

                       "Guaranteed Debt" of any Person means, without
             duplication, all Indebtedness of any other Person to the extent guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement: (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness; (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling such other Person to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss;
             (iii) to supply funds to, or in any other manner invest in, such other Person (including any agreement to pay for property or services to be acquired by such other Person irrespective of whether such property is received or such services are rendered); (iv) to maintain working capital or equity capital of such other Person, or otherwise to maintain the net worth, solvency or other financial condition of the debtor; or (v) otherwise to assure the holder of such Indebtedness of such other Person against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or any obligation or liability of such other Person in respect of leasehold interests assigned by such other Person to any other Person.

                       "Holder", "holder of Securities", "Securityholder"
             or other similar terms means the registered holder of any Security.

                       "Holder Actuary" means the actuary appointed to
             represent the interests of the Holders of the Securities pursuant to the Holder Actuary Agreement dated the date hereof between the Holder Actuary and the Company.

                       "Indebtedness" means, with respect to any Person,
             without duplication: (i) all obligations of such Person for borrowed money and all obligations of such Person for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, in each case, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP; (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP; (iii) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business and software license agreements or other software acquisition agreements entered into in the ordinary course of business; (iv) all Capital Lease Obligations of such Person; (v) all obligations referred to in (but not excluded from) clause (i), (ii),
             (iii) or (iv) above of other Persons and all dividends of other Persons, to the extent that the payment thereof is secured by (or to the extent that the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien, upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations; (vi) all Guaranteed Debt of such Person; (vii) all Redeemable Capital Stock issued by such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends; (viii) the net amount of all obligations under Currency Agreements or Interest Swap Obligations of such Person; (ix) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit entered into in the ordinary course of the insurance or reinsurance business of such Person to the extent that such letters of credit are not drawn upon, or if and to the extent drawn upon, such drawing is reimbursed not later than the 30th Business Day following a demand for reimbursement following payment on the letter of credit) and (x) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) through (ix) above. Indebtedness shall not include obligations under insurance, reinsurance or retrocession contracts entered into in the ordinary course of business. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value shall be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

                       "Indenture" means this instrument as originally
             executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

                       "Interest Swap Obligations" means the obligations
             of any Person pursuant to any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect such Person or any of its subsidiaries against fluctuations in interest rates.

                       "Issue Date" means the date on which Securities
             are originally issued under the Indenture.

                       "Lien" means any mortgage, charge, pledge, lien,
             security interest or encumbrance of any kind.

                       "Maturity Date" means June 30, 2006 (subject to
             any extension pursuant to Section 2.13).

                       "Merger" means the merger of the Company with and
             into Chartwell pursuant to an Agreement and Plan of Merger dated as of August 7, 1995 between the Company and Chartwell (the "Merger Agreement").

                       "Non-Recourse Indebtedness" means Indebtedness as
             to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support (including any undertaking, agreement or instrument that would constitute Indebtedness), unless the incurrence of such Indebtedness would have otherwise been permitted hereunder, (b) is directly or indirectly liable, unless the incurrence of such Indebtedness would have otherwise been permitted hereunder, or (c) constitutes the lender.

                       "Officer" means, with respect to the Company, the
             chairman of the board of directors, the president or chief executive officer, any vice president, the chief financial officer, the treasurer or any assistant treasurer, or the secretary or any assistant secretary.

                       "Officers' Certificate" means a certificate signed
             in the name of the Company by the Chairman of the Board of Directors or the President or any Vice President and by the Chief Financial Officer, Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Trustee. Each such certificate shall comply with
             Section 314 of the Trust Indenture Act of 1939 to the extent applicable and include the statements provided for in
             Section 11.4, if and to the extent required thereby.

                       "Opinion of Counsel" means an opinion in writing
             signed by legal counsel who may be an employee of or counsel to the Company or who may be other counsel satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 11.4, if and to the extent required thereby.

                       "Payment Amount" means the sum of (i) the Fixed
             Amount, (ii) the Contingent Amount and (iii) to the extent applicable, any Extension Interest.

                       "Permitted Liens" means:

                       (a) Liens securing Indebtedness of the Company
                  with respect to any revolving credit facility not exceeding $10.0 million in principal amount in the aggregate at any one time outstanding (exclusive of any Lien permitted by any other clause of this definition); provided that such $10.0 million shall be reduced to
                  --------
                  the extent that any Indebtedness shall have been incurred and shall be outstanding under clause (ix) of the definition of "Permitted Subsidiary Indebtedness";

                       (b) Liens in favor of the Company or any
                  Restricted Subsidiary;

                       (c) Liens on shares of capital stock or property
                  of a Person existing at the time such Person is acquired by or merged into or consolidated with the Company or any Restricted Subsidiary of the Company, provided that such Liens were not incurred in connection with, or in contemplation of, such merger or consolidation and such Liens do not extend to any assets of the Company or any of its Restricted Subsidiaries other than the shares or assets of the Person so acquired by, merged into or consolidated with the Company or such Restricted Subsidiary;

                       (d) Liens on property existing at the time of
                  acquisition thereof by the Company or any Restricted Subsidiary of the Company; provided that such Liens were not incurred in connection with, or in contemplation of, such acquisition and do not extend to any assets of the Company or any of its Restricted Subsidiaries other than the property so acquired;

                       (e) Liens to secure the performance of statutory
                  obligations, surety or appeal bonds or performance bonds, or landlords', carriers', warehousemen's, mechanics', suppliers', materialmen's or other like Liens, in any case incurred in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate process of law, if a reserve or other appropriate provision, if any, as is required by GAAP shall have been made therefor;

                       (f) Liens existing on the date of the Merger;

                       (g) Liens for taxes, assessments or governmental
                  charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

                       (h) Liens with respect to obligations under
                  Currency Agreements or Interest Swap Obligations permitted under the Indenture;

                       (i)  Liens to secure any extension, renewal,
                  substitution, refinancing or replacement (or successive extensions, renewal, substitution, refinancing or replacements), in whole or in part, of any Indebtedness secured by Liens referred to in any of clauses (a),
                  (c), (d), (f), (j), (k) and (l); provided that any such
                                                   --------
                  Lien shall be limited to the same property that secured the original Lien and the aggregate principal amount of Indebtedness that is secured by such Lien shall not be increased to an amount greater than the outstanding aggregate principal amount of the Indebtedness being so extended, renewed, substituted, refinanced or replaced (plus any premium and expenses incurred in connection therewith);

                       (j) Liens securing Indebtedness incurred to
                  finance the construction or purchase of, or repairs, improvements or additions to, property of the Company; provided that (i) any such Lien may not extend to any
                  --------
                  other property owned by the Company or any of its Restricted Subsidiaries, (ii) such Lien is created prior to, at the time of or within 90 days after such construction, purchase, repair, improvement or addition is completed and (iii) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of the fair market cost of such construction, purchase, repair, improvement or addition;

                       (k) Liens securing Indebtedness of a Restricted
                  Subsidiary permitted to be incurred under this Indenture or any guarantee by the Company thereof; and

                       (l) Liens securing Indebtedness of the Company
                  provided, that at the date that any such Lien is created or incurred (on a pro forma basis), the ratio of (x) Senior Indebtedness to (y) Consolidated Net Worth of the Company does not exceed 0.9 to 1.

                       "Permitted Subsidiary Indebtedness" means:

                       (i) Indebtedness of any Restricted Subsidiary outstanding on the date of the Merger;

                       (ii)  Acquired Indebtedness of any Restricted
                  Subsidiary;

                       (iii) Indebtedness of any Restricted Subsidiary issued to or held by the Company or a Wholly-Owned Restricted Subsidiary of the Company;

                       (iv)  (A) Interest Swap Obligations of any
                  Restricted Subsidiary, the notional amount of which obligations do not exceed the aggregate principal amount of the Indebtedness they are designed to protect and (B) obligations pursuant to Currency Agreements entered into by any Restricted Subsidiary in respect of its (x) assets or (y) obligations, as the case may be, that are denominated in a currency other than U.S. dollars;

                       (v) Guaranteed Debt of a Restricted Subsidiary in respect of Indebtedness of any other Restricted
                  Subsidiary permitted to be incurred by such other Subsidiary under this Indenture;

                       (vi)  Indebtedness arising from agreements
                  providing for indemnification, adjustment of purchase price or similar obligations, or from Guaranteed Debt or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any Restricted Subsidiary pursuant to such agreements, in any case incurred in connection with the disposition of any business, assets or Restricted Subsidiary of the Company, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition; provided that
                                                         --------
                  the maximum aggregate liability in respect of all such Indebtedness in the nature of such guarantee shall at no time exceed the gross proceeds actually received from the sale of such business, assets or Restricted Subsidiary;

                       (vii) Indebtedness under performance, surety or appeal bonds; provided that such performance, surety or
                                --------
                  appeal bonds are furnished in the ordinary course of any Restricted Subsidiary's insurance or reinsurance business;

                       (viii) Any renewals, extensions, substitutions, refinancings or replacements by any Restricted Subsidiary of any Indebtedness of a Restricted Subsidiary permitted under this Indenture, including any successive renewals, extensions, substitutions, refinancings or replacements thereof so long as any such new Indebtedness (A) shall be in a principal amount that does not exceed the principal amount so refinanced, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing, plus the amount of expenses incurred in connection with such refinancing and (B) (x) in the case of Indebtedness being refinanced which has an Average Life shorter than the Securities, such renewal, extension, substitution, refinancing or replacement does not reduce the Average Life or the final Stated Maturity of the principal of such Indebtedness and (y) in all other cases, any such new Indebtedness has an Average Life and final Stated Maturity that exceeds the Average Life and final Stated Maturity of the Securities; provided that for purposes of this clause (viii), the principal amount of any Indebtedness shall be deemed to mean the principal amount thereof or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination; and

                       (ix) Indebtedness under any revolving credit facility of up to but not in excess of an aggregate principal amount outstanding at any one time of $10.0 million; provided that there is a period of 30
                           --------
                  consecutive days in each calendar year during which no such Indebtedness is outstanding; and provided further
                                                        ----------------
                  that such $10.0 million shall be reduced to the extent of any Indebtedness secured by Liens created or incurred under clause (a) of the definition of "Permitted Liens".

                       "Person" means any individual, corporation,
             limited or general partnership, limited liability company, joint venture, association, joint stock company, trust, fund, unincorporated organization or government or any agency or political subdivision thereof.

                       "Principal Amount" means, with respect to the
             Securities, in the aggregate, $1,000,000.

                       "Principal Restricted Insurance Subsidiary" means
             (i) Chartwell Reinsurance; (ii) RECO; (iii) any other insurance company Restricted Subsidiary of the Company that becomes a "significant subsidiary" as defined in Regulation S-X, as promulgated by the Commission; and (iv) any other Subsidiary of the Company that may succeed, by merger, consolidation or otherwise, to all or substantially all of the business of one or more of such persons specified in
             (i), (ii) and (iii) above.

                       "pro rata" means, with respect to any Security,
             the ratio of the principal amount of such Security to the aggregate principal amount of the Securities.

                       "Protected Business" has the meaning set forth in
             Exhibit B.

                       "RECO" means The Reinsurance Corporation of New
             York, a New York corporation.

                       "Redeemable Capital Stock" means any Capital Stock
             that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be required to be redeemed on or prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity.

                       "Redemption Date" means the date fixed for
             optional redemption of the Securities in accordance with
             Article 3 of the Indenture; provided that such date shall be
                                         --------
             extended if and to the extent required by Section 2.13.

                       "Registered Common Stock" means Common Stock of
             the Company registered under the Securities Act of 1933, as amended (or other Common Stock of the Company that is freely tradeable (other than by affiliates (within the meaning of Rule 144 under the Securities Act) of the Company) without such registration; provided that in connection with the
                                --------
             settlement of the Payment Amount due under the Securities in Common Stock without such registration, an unqualified opinion of a nationally recognized law firm experienced in securities law matters is delivered by the Company to the Trustee to such effect).

                       "Responsible Officer" when used with respect to
             the Trustee means the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president (whether or not designated by numbers or words added before or after the title "vice president"), the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

                       "Restricted Subsidiary" of a Person means any
             Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

                       "Securities Act" means the Securities Act of 1933,
             as amended.

                       "Security" or "Securities" means any Contingent
             Interest Note Due June 30, 2006 authenticated and delivered under this Indenture.

                       "Senior Indebtedness" means, without duplication,
             Indebtedness of all Restricted Subsidiaries of the Company plus any Indebtedness of the Company to the extent secured by Liens created or incurred under clauses (a), (c), (d),
             (f), (i), (j) and (l) of the definition of "Permitted
             Liens".

                       "Settlement Date" means each of the Maturity Date;
             the Redemption Date; a Change of Control Purchase Date; and, in the event of acceleration of the Securities pursuant to this Indenture, as a result of a bankruptcy or insolvency event with respect to the Company or a Principal Restricted Insurance Subsidiary, the date of such Event of Default,
             (ii) as the result of a failure to pay when due any amount with respect to any Securities, the Settlement Date as of which such payment was due or (iii) as the result of any Event of Default other than those described in the foregoing clauses (i) and (ii), the date of such acceleration.

                       "Stated Maturity" means, when used with respect to
             any Indebtedness or any installment of principal or of interest thereon, the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of principal or of interest is due and payable.

                       "Subsidiary" means, with respect to any Person,
             any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

                       "Tax Benefit" has the meaning set forth in
             Exhibit B.

                       "Trust Indenture Act" means the Trust Indenture
             Act of 1939 as in force at the date as of which this Indenture was originally executed.

                       "Trustee" means the entity identified as "Trustee"
             in the first paragraph hereof and shall also include any successor trustee.

                       "Unrestricted Subsidiary" means (i) any Subsidiary
             that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution; but only to the extent that such Subsidiary: (a) is designated an Unrestricted Subsidiary prior to formation, creation or acquisition; (b) except in the case of any newly acquired Subsidiary, has total assets at the time of formation or creation with a fair market value not exceeding $1,000; (c) has no Indebtedness other than Non-Recourse Indebtedness;
             (d) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company; and (e) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (x) to subscribe for additional Capital Stock or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results. Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.
             If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of the Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under the covenant entitled "Limitation on Indebtedness," the Company shall be in default of such covenant). The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted under the covenant entitled "Limitation on Indebtedness," and (ii) no default or Event of Default would be in existence following such designation.

                       "Voting Stock" means stock of the class or classes
             pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                       "Wholly-Owned Restricted Subsidiary" of any Person
             means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other equity ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly-Owned Restricted Subsidiaries of such Person.

                       SECTION 1.2    Other Definitions.  Each of the
                                      -----------------
             following terms is defined in the section set forth opposite such term:
                              Term                      Section
                              ----                      -------

                       Arbitration Cost                   10.5
                       Authenticating Agent               2.2
                       cash transaction                   7.3
                       Change of Control Offer            4.6
                       Change of Control Purchase Date    4.6
                       Change of Control Purchase Notice  4.6
                       Change of Control Purchase Price   4.6
                       Event of Default                   6.1
                       Existing Records                   4.2
                       Extension Interest                 2.13
                       Fair Value                         10.7
                       finally determined                 2.13
                       Holder Actuary Cost                10.2
                       Independent Actuary                10.5
                       Judgment Currency                  11.14
                       Paying Agent                       2.5
                       record date                        2.4
                       Registrar                          2.5
                       Registration Rights                10.7
                       Report Date                        10.6
                       Required Currency                  11.14
                       Reserve Report                     10.4
                       Security Register                  2.5
                       self-liquidating paper             7.3
                       Surviving Entity                   5.1
                       Trigger Date                       10.4.

                       In addition, certain terms relating to the
             definition and calculation of the Contingent Amount are defined in Exhibit B attached to the Indenture.

                       SECTION 1.3    Incorporation by Reference of Trust
                                      -----------------------------------
             Indenture Act.  Whenever this Indenture or any supplemental
             -------------
             indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture or such supplemental indenture. The following terms used in this Indenture or any supplemental indenture that are defined by the Trust Indenture Act have the following meanings:

                       "indenture securities" means the Securities;

                       "indenture security holder" means a Holder or a
                  Securityholder;

                       "indenture to be qualified" means this Indenture;

                       "indenture trustee" or "institutional trustee"
                  means the Trustee; and

                       "obligor" on the indenture securities means the
                  Company or any other obligor on the Securities.

                       All other terms used in this Indenture or any
             supplemental indenture that are defined by the Trust Indenture Act, defined by reference in the Trust Indenture Act to another statute or defined by a rule of the Commission and not otherwise defined herein have the meanings assigned to them therein unless the context otherwise requires.

                       SECTION 1.4    Rules of Construction.  Unless the
                                      ---------------------
             context otherwise requires in this Indenture or any supplemental indenture:

                       (i) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                      (ii) words in the singular include the plural, and words in the plural include the singular;

                     (iii) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                      (iv) all references to Sections or Articles refer to Sections or Articles of this Indenture unless otherwise indicated; and

                       (v) use of masculine, feminine or neuter pronouns should not be deemed a limitation, and the use of any such pronouns should be construed to include, where appropriate, the other pronouns.


                                      ARTICLE 2

                                    THE SECURITIES

                       SECTION 2.1    Form and Dating.  The Securities
                                      ---------------
             and Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law, or with any rules of any securities exchange or usage, all as may be determined by the officers executing such Securities as evidenced by their execution of the Securities.

                       SECTION 2.2    Execution and Authentication.  Two
                                      ----------------------------
             Officers shall execute the Securities for the Company by facsimile or manual signature in the name and on behalf of the Company. The seal of the Company, if any, shall be reproduced on the Securities. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

                       The Trustee, at the expense of the Company, may
             appoint an authenticating agent (the "Authenticating Agent")
                                                   --------------------
             to authenticate Securities. The Authenticating Agent may authenticate Securities whenever the Trustee may do so.
             Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent.

                       A Security shall not be valid until the Trustee or
             Authenticating Agent manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                       SECTION 2.3    Amount Limited.  Subject to Section
                                      --------------
             2.8, the aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $1,000,000 plus interest accreting thereon from the Issue Date as provided herein at a rate of 8.0% per annum, compounded annually. The Securities are general unsecured obligations of the Company and shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Company.

                       SECTION 2.4    Denomination and Date of Securi-
                                      --------------------------------
             ties; Payments of Interest.  The Securities shall be
             --------------------------
             issuable as registered Securities in denominations as the Company and the Trustee shall from time to time determine; provided that in no event shall the minimum denomination
             --------
             exceed $1,000.

                       Each Security shall be dated the date of its
             authentication. The principal amount of the Securities shall bear interest from the date, and such interest shall be payable on the date, as set forth herein or in the Security.

                       SECTION 2.5    Registrar and Paying Agent; Agents
                                      ----------------------------------
             Generally.  The Company shall maintain an office or agency
             ---------
             where Securities may be presented for registration, regis-tration of transfer or for exchange (the "Registrar") and an
                                                       ---------
             office or agency where Securities may be presented for payment (the "Paying Agent"), which shall be in the Borough
                           ------------
             of Manhattan, The City of New York. The Company shall cause the Registrar to keep a register of the Securities and of their registration, transfer and exchange (the "Security
                                                             --------
             Register").  No transfer of a Security shall be registered
             --------
             unless such transfer was permitted under Section 2.7. The Company or the Trustee may require any Person requesting such registration to present appropriate evidence establishing the compliance of such transfer with Section
             2.7 before permitting such registration of transfer. The Company may have one or more additional Paying Agents or transfer agents with respect to the Securities.

                       The Company shall enter into an appropriate agency
             agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture and the Trust Indenture Act that relate to such Agent. The

             Company shall give prompt written notice to the Trustee of the name and address of any Agent and any change in the name or address of an Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such. The Company may remove any Agent upon written notice to such Agent and the Trustee; provided that no such removal shall
                                    --------
             become effective until (i) the acceptance of an appointment by a successor Agent to such Agent as evidenced by an appro-priate agency agreement entered into by the Company and such successor Agent and delivered to the Trustee or (ii) notifi-cation to the Trustee that the Trustee shall serve as such Agent until the appointment of a successor Agent in accor-dance with clause (i) of this proviso. The Company or any affiliate of the Company may act as Paying Agent or Regis-trar; provided that neither the Company nor an affiliate of
                   --------
             the Company shall act as Paying Agent in connection with the defeasance of the Securities or the discharge of this Inden-ture under Article 8.

                       The Company initially appoints the Trustee as
             Registrar, Paying Agent and Authenticating Agent. If, at any time, the Trustee is not the Registrar, the Registrar shall make available to the Trustee ten days prior to each Settlement Date and at such other times as the Trustee may reasonably request the names and addresses of the Holders as they appear in the Security Register.

                       SECTION 2.6    Paying Agent to Hold Money in
                                      -----------------------------
             Trust.  Not later than 10:00 a.m. New York City time on each
             -----
             due date of any amount due with respect to the Securities, the Company shall deposit with the Paying Agent money in immediately available funds (or as provided in Section 10.7, shares of Registered Common Stock and cash in lieu of fractional shares) sufficient to pay or satisfy such amount. The Company shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of the Holders of such Securities or the Trustee all money or securities held by the Paying Agent for the payment of any amount due with respect to the Securities and shall promptly notify the Trustee of any default by the Company in making any such payment. The Company at any time may require a Paying Agent to pay all money or securities held by it to the Trustee and account for any funds or securities disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money or securities held by it to the Trustee and to account for any funds or securities disbursed. Upon doing so, the Paying Agent shall have no further liability for the money or securities so paid over to the Trustee. If the Company or any affiliate of the Company acts as Paying Agent, it will, on or before each due date of any amount due with respect to the Securities, segregate and hold in a separate trust fund for the benefit of the Holders thereof a sum of money (or Registered Common Stock and cash in lieu of any fractional shares) sufficient to pay such amount so becoming due until such sum of money (or Registered Common Stock and cash in lieu of fractional shares) shall be paid to such Holders or otherwise disposed of as provided in this Indenture, and will promptly notify the Trustee in writing of its action or failure to act as required by this Section.

                       SECTION 2.7    Transfer Restrictions; Transfer and
                                      -----------------------------------
             Exchange.  Subject to compliance with the Securities Act and
             --------
             any other applicable law, any Security may be transferred without restriction of any kind during the period beginning on the Issue Date and ending ninety (90) days from the Issue Date. After such ninety (90) day period, none of the Securities shall be transferred or assigned, except that Securities may be transferred, subject to compliance with the Securities Act, and any other applicable law, by a Holder at any time:

                       (a)  to any Affiliate of such Holder;

                       (b) to a trust, the beneficiaries of which, or a corporation, limited liability company or partnership, at least 80% of the stockholders, members or general or limited partners of which, are such Holder or his or her issue, adopted issue, stepchild, parent, spouse or other lineal descendants;

                       (c)  by will or the laws of descent and
                            distribution;

                       (d) to the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of such Holder;

                       (e)  by gift without consideration of any kind;

                       (f)  to any entity owning, at the time of
                            transfer, any of the Securities;

                       (g) to any entity offering to acquire, by tender offer or otherwise, at least 25% of the Securities then outstanding; or

                       (h)  to the Company;

             provided that in the case of any transfer pursuant to subsection (f) or (g) above, any such transfer shall only be permitted during the period of (i) 60 days commencing April 1, 1999; (ii) 90 days prior to any Settlement Date; and
             (iii) at any time after an acceleration of the Securities pursuant to Section 6.2.

                       At the option of the Holder thereof, Securities
             may be exchanged for a Security or Securities having authorized denominations and an equal aggregate Principal Amount as such Securities to be exchanged. Any such exchange shall occur by the surrender of such Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 2.5 and upon payment, if the Company shall so require, of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                       All Securities presented for registration of
             transfer, exchange, redemption or payment shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder or his attorney duly authorized in writing.

                       The Company may require payment of a sum
             sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

                       All Securities issued upon any transfer or
             exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

                       SECTION 2.8    Replacement Securities.  If a
                                      ----------------------
             defaced or mutilated Security is surrendered to the Trustee or if a Holder claims that its Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security bearing a number not contemporaneously outstanding. If required by the Trustee or the Company, an indemnity bond must be furnished that is sufficient in the judgment of both the Trustee and the Company to protect the Company, the Trustee and any Agent from any loss that any of them may suffer if a Security is replaced. The Company may charge such Holder for its reasonable expenses and the reasonable expenses of the Trustee (including without limitation attorneys' fees and expenses) in replacing a Security. In case any such mutilated, defaced, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may pay such Security instead of issuing a new Security in replacement thereof.

                       Every replacement Security is an additional
             obligation of the Company and shall be entitled to the benefits of this Indenture.

                       To the extent permitted by law, the foregoing
             provisions of this Section are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities.

                       SECTION 2.9    Outstanding Securities.  Securities
                                      ----------------------
             outstanding at any time are all Securities that have been authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

                       If a Security is replaced pursuant to Section 2.8,
             it ceases to be outstanding unless and until the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a holder in due course.

                       If the Paying Agent (other than the Company or an
             affiliate of the Company) holds on the maturity date or any redemption date or date for repurchase of the Securities money sufficient (or Registered Common Stock and cash in lieu of any fractional shares) to pay Securities payable or to be redeemed or repurchased on that date, then on and after that date such Securities cease to be outstanding and interest on them shall cease to accrue.

                       A Security does not cease to be outstanding
             because the Company or one of its affiliates holds such Security, provided that, in determining whether the Holders
                       --------
             of the requisite Principal Amount of the outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities as to which a Responsible Officer of the Trustee has received written notice to be so owned shall be so disregarded. Any Securities so owned which are pledged by the Company, or by any affiliate of the Company, as security for loans or other obligations, otherwise than to another such affiliate of the Company, shall be deemed to be outstanding, if the pledgee is entitled pursuant to the terms of its pledge agreement and is free to exercise in its or his discretion the right to vote such Securities, uncontrolled by the Company or by any such affiliate.

                       SECTION 2.10   Temporary Securities.  Until
                                      --------------------
             definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officers executing the temporary Securities, as evidenced by their execution of such temporary Securities. If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of such temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 4.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.

                       SECTION 2.11   Cancellation.  The Company at any
                                      ------------
             time may deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold. The Registrar, any transfer agent and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee shall cancel and destroy all Securities surrendered for transfer, exchange, payment or cancellation and shall deliver a certificate of destruction to the Company. The Company may not issue new Securities to replace Securities it has paid in full or delivered to the Trustee for cancellation.

                       SECTION 2.12   CUSIP Numbers.  The Company in
                                      -------------
             issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders and no representation shall be made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange.

                       SECTION 2.13   Limited Extension of Settlement
                                      -------------------------------
             Date.  Except in the event of acceleration of the Securities
             ----
             pursuant to Section 6.2, in the event that, despite the best efforts of the Company, (i) any of the Company, the Holder Actuary, the Independent Actuary or any accounting firm is unable to perform in a timely manner its responsibilities hereunder with respect to the calculation of the Contingent Amount, and as a result such amount has not been finally determined as of any Settlement Date, or (ii) the Commission or any other regulatory authority has not provided any consent or approval needed in connection with the settlement of the Securities on or prior to the Settlement Date (including any such consent or approval necessary in order to permit the Company to settle the Securities in Registered Common Stock pursuant to Section 10.7), then, in any such case, the Settlement Date shall be automatically extended until the earlier of (x) the second Business Day after the date on which the Contingent Amount has been finally determined or such consent or approval has been obtained, as applicable, and (y) 180 days from the Settlement Date. For these purposes, the Contingent Amount shall be "finally determined" on the date that the Contingent Amount has been determined pursuant to either Subsection 10.4(d) or Subsection 10.5(b) of this Indenture. The Holders of the Securities shall be entitled to receive interest ("Extension Interest") on the sum of the Fixed Amount and the Contingent Amount in respect of any such extension at an interest rate per annum, compounded annually, equal to (i) 8% for the first 60 days of any such extension; (ii) 10% for 61 to 120 days of any such extension; and (iii) 12% for 121 to 180 days of any such extension. Extension Interest may be settled in Registered Common Stock to the extent permitted by Section 10.7. In the event that payment of amounts due with respect to the Securities shall not have been made within 180 days from the Settlement Date or following acceleration of the Securities upon any Event of Default, Extension Interest on the sum of the Fixed Amount and the Contingent Amount shall accrue at the rate of 12% per annum, compounded annually.

                                      ARTICLE 3

                                      REDEMPTION

                       SECTION 3.1    Notices.  If the Company elects to
                                      -------
             redeem Securities pursuant to the optional redemption provisions of Section 3.6 hereof, it shall furnish to the Trustee and the Holder Actuary, at least 180 days but not more than 190 days before a Redemption Date, an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur and (ii) the Redemption Date. In addition, promptly following determination of the Contingent Amount pursuant to Article 10, the Company shall notify the Holder Actuary and Trustee of the redemption price.

                       SECTION 3.2    Notice of Redemption.  At least
                                      --------------------
             140 days but not more than 150 days before a Redemption Date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Securities are to be redeemed at its registered address.

                       The notice shall identify the Securities to be
             redeemed and shall state:

                       (a)  the Redemption Date;

                       (b)  the redemption price (including accrued
                            interest to the Redemption Date); provided that if at the time of such notice the Contingent Amount has not yet been determined, the Company shall separately mail or cause to be mailed a notice to each Holder of the redemption price promptly following determination of the Contingent Amount;

                       (c) if Securities are to be settled in Registered Common Stock pursuant to Section 10.7, that delivery of such Stock will occur in lieu of payment in cash; provided that such notice
                                             --------
                            may state that such delivery is subject to
                            obtaining all necessary regulatory consents and approvals;

                       (d)  the name and address of the Paying Agent;

                       (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                       (f) that, unless the Company defaults in making such redemption payment, interest on
                            Securities called for redemption ceases to accrue on and after the Redemption Date;

                       (g)  the paragraph of the Securities and/or
                            Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

                       (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

                       At the Company's request, the Trustee shall give
             the notice of redemption in the Company's name and at its expense; provided that the Company shall have delivered to the Trustee, at least 165 days prior to the Redemption Date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

                       SECTION 3.3    Effect of Notice of Redemption.
                                      ------------------------------
             Once the Officers' Certificate is furnished to the Trustee and Holder Actuary pursuant to Section 3.1 of the Indenture, Securities called for redemption become irrevocably due and payable on the Redemption Date at the redemption price. A notice of redemption may not be conditional.

                       SECTION 3.4    Deposit of Redemption or Purchase
                                      ---------------------------------
             Price.  With respect to any Redemption Date or Change of
             -----
             Control Purchase Date (as defined in Section 4.6), the Company shall deposit with the Paying Agent money (or Registered Common Stock and cash in lieu of any fractional shares) in accordance with Section 2.6 of the Indenture.
             The Trustee or the Paying Agent shall promptly return to the Company any money (or Registered Common Stock) deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption or purchase price of, and accrued interest on, all Securities to be redeemed or purchased.

                       If Securities called for redemption or tendered in
             a Change of Control Offer are paid or if the Company has deposited with the Paying Agent money (or Registered Common Stock) sufficient to pay the redemption or purchase price of, and unpaid and accrued interest, if any, on all Securities to be redeemed or purchased on the Redemption Date or Change of Control Purchase Date, interest shall cease to accrue on the Securities or the portions of

             Securities called for redemption or tendered and not withdrawn in a Change of Control Offer (regardless of whether certificates for such securities are actually surrendered), and the only remaining right of the Holder with respect to such Security or portion thereof shall be to receive such payment upon proper presentation and surrender of the Securities. If any Security called for redemption or subject to a Change of Control Offer shall not be so paid upon surrender for redemption or purchase because of the failure of the Company to comply with the preceding paragraph, interest shall be paid from the Redemption Date or Change of Control Purchase Date until paid at the rate provided in Section 2.13 hereof.

                       SECTION 3.5    No Securities Redeemed or Purchased
                                      -----------------------------------
             in Part.  The Company shall not redeem or purchase less than
             -------
             all of any Security.

                       SECTION 3.6    Optional Redemption.  The
                                      -------------------
             Securities shall not be redeemable at the Company's option prior to the third anniversary of the Issue Date. Thereafter, the Securities shall be subject to redemption at the option of the Company, in whole but not in part, upon notice given pursuant to Section 3.1 of the Indenture, at 100% of the Payment Amount.

                       SECTION 3.7    Mandatory Redemption.  Except as
                                      --------------------
             set forth below under Section 4.6, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.


                                      ARTICLE 4

                                      COVENANTS

                       SECTION 4.1    Payment of Securities.  The Company
                                      ---------------------
             will duly and punctually pay any and all amounts due under the Securities in accordance with the terms of the Securities and this Indenture. Amounts due under this Indenture shall be considered paid on the date due if the Paying Agent holds on that date money sufficient, or subject to Section 10.7, Registered Common Stock and cash in lieu of any fractional shares sufficient, to pay or satisfy all amounts then due.

                       The Company shall pay interest on overdue amounts,
             including, to the extent lawful, interest on overdue interest, at the applicable rate per annum set forth in
             Section 2.13.

                       SECTION 4.2    Maintenance of Records; Compliance
                                      ----------------------------------
             with Laws; Access and Cooperation.  (a)  The Company shall
             ---------------------------------
             and shall cause each Subsidiary to keep proper and true books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each Subsidiary.

                       (b) The Company shall and shall cause each of its Subsidiaries to comply with all statutes, laws, ordinances or government rules and regulations to which it is subject, except where a failure to do so, singly or in the aggregate is not likely to have a materially adverse effect upon the business, prospects, assets or condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole.

                       (c) The Company shall cause RECO to maintain the books and records with respect to Protected Business in sufficient detail and consistent with the level of detail contained in the books and records of RECO in existence on the Issue Date (the "Existing Records"). In preparing such books and records, the Company shall cause RECO to maintain records by class of business consistent with the Existing Records. The Company agrees to allow the Holder Actuary and Independent Actuary, if any, (and associated agents and accounting firms) reasonable access, during normal business hours, to the books and records (including tax returns, statements, reports, forms, claim files, and related documentation) and personnel of the Company, including Chartwell Reinsurance and RECO, during the period that the Securities are outstanding. With respect to the Holder Actuary, prior to its review in connection with preparing the Holder Actuary's Reserve Report, such access shall be provided only during a limited period during each year as shall be reasonable and adequate to review the annual reports referred to in Section 10.6 and to review the Company's compliance during the previous year with the matters referred to under Section 10.6. The Company agrees that such access will be designed to assure that the Holder Actuary will obtain full and adequate information regarding the adjustment, settlement and/or defense of any claims, disputes or other matters arising out of the Protected Business.

                       (d) The Company agrees to act, and to cause RECO to act, in a commercially reasonable manner (i) in the investigation, adjustment, settlement or defense of any claims, disputes or other matters arising out of Protected Business and (ii) in deciding whether or not, and on what terms, any insurance or reinsurance contracts to the extent constituting Protected Business should be commuted.

             Protected Business may be commuted by the Company and its Subsidiaries in the ordinary course of business; provided that the Company shall not permit RECO to commute any treaty or group of treaties with a single issuer involving a payment of $1,500,000 or more unless such commutation has been approved in writing by the Holder Actuary, such approval not to be unreasonably withheld. The Holder Actuary shall respond to any commutation request within a reasonable period of time taking into account the facts and circumstances involved. If the Holder Actuary fails to so respond, the Holder Actuary shall be deemed to have consented to such commutation.

                       SECTION 4.3    Reports by the Company.  The
                                      ----------------------
             Company covenants to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Company may be required to file with the Commission pursuant to
             Section 13 or Section 15(d) of the Exchange Act.

                       SECTION 4.4    Maintenance of Office or Agency.
                                      -------------------------------
             The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company hereby initially designates the Corporate Trust Office of the Trustee, located in the Borough of Manhattan, The City of New York, as such office or agency of the Company. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency.
             If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.2.

                       The Company may also from time to time designate
             one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any
             --------
             manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                       SECTION 4.5    Negative Pledge.  The Company shall
                                      ---------------
             not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien securing Indebtedness of the Company (other than Permitted Liens) on any property or asset now owned or hereafter acquired, or on any income or profits therefrom, or assign or convey any right to receive income therefrom, unless all amounts due under the Indenture and the Securities are secured on an equal and ratable basis with (or prior to) the obligations so secured until such time as such obligations are no longer secured by a Lien.

                       SECTION 4.6    Purchase of Securities upon a
                                      -----------------------------
             Change of Control.  (a)  If there shall have occurred a
             -----------------
             Change of Control, the Company shall make an offer (a "Change of Control Offer") to each Holder of Securities to repurchase all, but not less than all, of such Holder's Securities at a purchase price equal to 100% of the Payment Amount, on a pro rata basis (the "Change of Control Purchase Price").

                       (b) Within 15 days following the date on which the Change of Control occurs, the Company shall mail a notice to each Holder of Securities stating:

                       (1) that a Change of Control Offer is being made pursuant to Section 4.6 of the Indenture and that all Securities properly tendered will be accepted for payment;

                       (2) the purchase price (if then determined) and the purchase date, which shall be (i) no earlier than 180 days nor later than 190 days from the date of such Change of Control or (ii) such later date as may be necessary for the Company or to comply with requirements under the Exchange Act (such date, or such later date, a "Change of Control Purchase Date"; provided that any such date shall be extended if and to
                  --------
                  the extent required by Section 2.13);

                       (3) that any Securities not properly tendered will continue to remain outstanding in accordance with the terms of the Indenture;

                       (4) that, unless the Company defaults in the payment of the Change of Control Purchase Price, all Securities accepted for payment pursuant to a Change of Control Offer shall cease to accrue interest after a Change of Control Purchase Date;

                       (5) the procedures a Holder of Securities must follow to exercise rights under this Section 4.6 and a brief description of those rights;

                       (6) if Securities are to be settled in Registered Common Stock pursuant to Section 10.7, that delivery of such Stock will occur in lieu of payment in cash; provided that such notice may state that such delivery
                  --------
                  is subject to obtaining all necessary regulatory consents and approvals; and

                       (7) that Holders of Securities will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder and a statement that such Holder is withdrawing his election to have such Securities purchased.

                       (c)  A Holder may exercise its rights specified in
             Section 4.6(a) upon (1) delivery to any Paying Agent of a written notice (a "Change of Control Purchase Notice") at any time prior to the close of business on the third Business Day before the Change of Control Purchase Date, stating that such Holder accepts the Company's offer to repurchase all of such Holder's Securities and (2) delivery of such Securities to such Paying Agent at such office prior to, on or after the Change of Control Purchase Date (together with all necessary endorsements), such delivery being a condition to receipt by the Holder of the Change of Control Purchase Price therefor. Each Paying Agent shall promptly notify the Company of the receipt by the former of any and all Change of Control Purchase Notices and any and all written notices of withdrawal thereof.

                       (d) Upon receipt by any Paying Agent of a Change of Control Purchase Notice, the Holder of the Security in respect of which such Change in Control Purchase Notice was given shall thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security (unless such Change of Control Purchase Notice is withdrawn pursuant to Section 4.6(g)). Such Change of Control Purchase Price shall be paid to such Holder promptly following the later of the Business Day following the Change of Control Purchase Date (provided the conditions in Section 4.6(c) have been satisfied) and the time of delivery of such Security to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required by
             Section 4.6(c).

                       (e) On or prior to the Change of Control Purchase Date, the Company shall, to the extent lawful, (i) accept for payment all Securities properly tendered pursuant to a Change of Control Offer and (ii) deposit with the Trustee or with the Paying Agent money (or Registered Common Stock and cash in lieu of any fractional shares) in accordance with
             Section 3.4 of this Indenture.

                       (f) The Company shall comply with applicable tender offer rules, including Rule 14e-1 under the Exchange Act, in connection with a Change of Control Offer and may modify a Change of Control Offer to so comply. The provisions of this Section 4.6 shall be deemed modified to the extent in conflict with any applicable laws or regulations.

                       (g) A Change of Control Purchase Notice may be withdrawn before or after delivery by the Holder to the relevant Paying Agent at the office of such Paying Agent of the Security to which such Change of Control Purchase Notice relates, by means of a written notice of withdrawal (by telegram, telex, facsimile transmission or letter) received by such Paying Agent at such office not later than three Business Days prior to the Change of Control Purchase Date, specifying, as applicable:

                       (1)  the name of such Holder and

                       (2) a statement that such Holder is withdrawing his election to have such Securities purchased.

                       Each Paying Agent will promptly return to the
             prospective Holders thereof any Securities with respect to which a Change of Control Purchase Notice has been withdrawn in compliance with this Indenture.

                       SECTION 4.7    Limitation on Indebtedness.  The
                                      --------------------------
             Company shall not permit any of its Restricted Subsidiaries to incur, assume, guarantee or otherwise become directly or indirectly liable for the payment of (collectively, "incur") any Indebtedness other than Permitted Subsidiary Indebtedness; provided that the Company may permit any
                           --------
             Restricted Subsidiary to incur Indebtedness if at the date of such incurrence (on a pro forma basis) the ratio of (x) Senior Indebtedness to (y) Consolidated Net Worth of the Company does not exceed 0.9 to 1.

                       SECTION 4.8    Certificate to Trustee.  The
                                      ----------------------
             Company will furnish to the Trustee annually, on or before a date not more than four months after the end of its fiscal year (which, on the date hereof, is a calendar year), a certificate (which need not contain the statements required by Section 11.4) from its principal executive, financial or accounting officer as to his or her knowledge of the compliance of the Company with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture) which certificate shall comply with the requirements of the Trust Indenture Act.


                                      ARTICLE 5

                          CONSOLIDATION, MERGER, CONVEYANCE,
                                  TRANSFER OR LEASE

                       SECTION 5.1    When Company May Merge, Etc.  (a)
                                      ----------------------------
             The Company shall not and shall not permit any Restricted Subsidiary to, in any transaction or series of transactions, consolidate with or merge with or into any other Person (other than the Merger and other than any such transaction with a Wholly-Owned Restricted Subsidiary of the Company with a positive Consolidated Net Worth) or, directly or indirectly, sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its assets (determined on a consolidated basis for the Company and its subsidiaries taken as a whole) in one or more related transactions, including through a bulk reinsurance arrangement, to any Person (other than a Wholly-Owned Restricted Subsidiary of the Company with a positive Consolidated Net Worth) or group of affiliated Persons unless, at the time and after giving effect thereto:

                       (i)  (A) the Company shall be the continuing
                  corporation (or, in the case of any consolidation or merger of a Restricted Subsidiary, the Company shall continue to have all of the obligations under this Indenture, including the obligation to make due and punctual payment of the Payment Amount and the performance of every covenant, agreement and obligation on the part of the Company under this Indenture); or
                  (B) the Person (if other than the Company) formed by such consolidation, or into which the Company is merged or the Person that acquires by sale or other disposition the assets of the Company, substantially as an entirety (the "Surviving Entity"), is a corporation duly organized and validly existing under the laws of the United States or any state thereof and shall, in the case of clause (B), expressly assume, by supplemental indenture, executed and delivered to the

                  Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under the Indenture;

                      (ii)  immediately before and after such
                  transaction, giving effect to such transaction on a pro forma basis, no default or Event of Default shall have occurred and be continuing;

                     (iii) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth (after giving pro forma effect to such transaction but not including the accrual of deferred tax liabilities resulting from the transaction) of the Company (or the Surviving Entity if the Company is not the continuing obligor under the Indenture) is at least equal to the Consolidated Net Worth of the Company immediately before such transaction; provided that in
                                                       --------
                  the case of the merger or consolidation of any Restricted Subsidiary with Consolidated Net Worth of less than 5% of the Consolidated Net Worth of the Company with any other Person, clause (iii) of this
                  Section 5.1(a) shall not apply; and

                      (iv) if any of the property or assets of the Company or any Restricted Subsidiary prior to such transaction would thereupon become subject to any Lien securing Indebtedness of the Company, the outstanding Securities shall be secured equally and ratably with (or prior to) the obligation or liability secured by such Lien, unless the Company or such Restricted Subsidiary could create such Lien without equally and ratably securing the Securities.

                       (b) Notwithstanding anything in this Section 5.1(a) to the contrary, the Company may consummate the Merger subsequent to the issuance of the Securities, and in the event of such Merger, Chartwell shall expressly assume, by supplemental indenture, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Indenture.

                       (c)  In connection with the Merger or any
             consolidation, merger, transfer or lease contemplated hereby, the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the Merger or such consolidation, merger, transfer or lease and the supplemental indenture in respect thereto comply with the provisions described herein and that all conditions precedent provided for in the Indenture relating to such transaction have been complied with.

                       SECTION 5.2    Successor Substituted.  Upon the
                                      ---------------------
             Merger or any consolidation or merger or any sale, assignment, transfer, lease or conveyance or other disposition of all or substantially all of the assets of the Company in accordance with the provisions described in
             Section 5.1, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, assignment, conveyance, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Indenture with the same effect as if such successor Person had been named as the Company therein. When a successor assumes all the obligations of its predecessor under the Indenture and the Securities, the predecessor will be released from those obligations; provided that, in the case of a transfer by lease, the predecessor corporation shall not be released from the payment of any amount under the Securities.


                                      ARTICLE 6

                                 DEFAULT AND REMEDIES

                       SECTION 6.1    Events of Default.  An "Event of
                                      -----------------       --------
             Default" shall occur with respect to the Securities if:
             -------

                       (a) the Company defaults in the payment of any amount due with respect to any Security when the same becomes due and payable at maturity, upon acceleration, redemption or mandatory repurchase (giving effect to any period of extension under Section 2.13);

                       (b) the Company defaults in the performance of or breaches any other covenant or agreement of the Company in this Indenture with respect to any Security and such default or breach continues for a period of 60 consecutive days after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of 25% or more in aggregate Principal Amount of the Securities;

                       (c) an involuntary case or other proceeding shall be commenced against the Company or any Principal Restricted Insurance Subsidiary with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Principal Restricted Insurance Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

                       (d)  the Company or any Principal Restricted
                  Insurance Subsidiary (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Principal Restricted Insurance Subsidiary or for all or substantially all of the property and assets of the Company or any Principal Restricted Insurance Subsidiary or (C) effects any general assignment for the benefit of creditors;

                       (e)  a default occurs under any mortgage,
                  indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries whether such Indebtedness now exists or is created after the date of this Indenture which default results in the acceleration of such Indebtedness prior to its express maturity and the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates $10.0 million or more;

                       (f) a default occurs in the payment of any amount in excess of $1.0 million under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries whether such Indebtedness now exists, or is created after the date of this Indenture which default extends beyond the grace period applicable to such default, if any; or

                       (g) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any of its Restricted Subsidiaries and such judgments are not paid, discharged or stayed for a period of 30 days after their entry, provided that the aggregate of all such unpaid, undischarged or unstayed judgments exceeds $1.0 million (net of any amount as to which a reputable insurance company has accepted liability).

                       SECTION 6.2    Acceleration.  If an Event of
                                      ------------
             Default (other than an Event of Default specified in clauses
             (c) and (d) of Section 6.1 hereof) occurs and is continuing, the Trustee by written notice to the Company, or the Holders of at least 25% in aggregate Principal Amount of the then outstanding Securities by written notice to the Company and the Trustee may declare the unpaid principal of and accrued and unpaid interest on all the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. If an Event of Default specified in clause (c) or (d) of Section 6.1 hereof occurs, all outstanding Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in aggregate Principal Amount of the then outstanding Securities, by written notice to the Trustee, may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived.

                       SECTION 6.3    Other Remedies.  If an Event of
                                      --------------
             Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal and interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                       The Trustee may maintain a proceeding even if it
             does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Security in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

                       SECTION 6.4    Waiver of Past Defaults.  Holders
                                      -----------------------
             of a majority in aggregate Principal Amount of the Securities then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities waive any existing default or Event of Default and its consequences under this Indenture, except a continuing default or Event of Default in the payment of the principal of or interest on, the Securities (including in connection with an offer to purchase) (provided that the Holders of a majority in aggregate Principal Amount of the then outstanding Securities may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                       SECTION 6.5    Control by Majority.  Holders of a
                                      -------------------
             majority in aggregate Principal Amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of other Holders or that may involve the Trustee in personal liability. The Trustee may take any other action which it deems proper which is not inconsistent with any such direction.

                       SECTION 6.6    Limitation on Suits.  A Holder of a
                                      -------------------
             Security may pursue a remedy with respect to this Indenture or the Securities if:

                       (a)  the Holder gives to the Trustee written
             notice of a continuing Event of Default or the Trustee receives such notice from the Company;

                       (b) the Holders of at least 25% in aggregate Principal Amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

                       (c)  such Holder or Holders offer and, if
             requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                       (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                       (e) during such 60-day period the Holders of a majority in aggregate Principal Amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.

             A Holder of a Security may not use this Indenture to prejudice the rights of another Holder of a Security or to obtain a preference or priority over another Holder of a Security.

                       SECTION 6.7    Rights of Holders of Securities to
                                      ----------------------------------
             Receive Payment.  Notwithstanding any other provision of
             ---------------
             this Indenture, the right of any Holder of a Security to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                       SECTION 6.8    Collection Suit by Trustee.  If an
                                      --------------------------
             Event of Default specified in Section 6.1(a) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any other obligor for the whole amount of principal of and interest remaining unpaid on the Securities and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                       SECTION 6.9    Trustee May File Proofs of Claim.
                                      --------------------------------
             The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                       SECTION 6.10   Priorities.  If the Trustee
                                      ----------
             collects any money pursuant to this Article, it shall pay out the money in the following order:

                            First:    to the Trustee, its agents and
                  attorneys for amounts due under Section 7.7 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection, and to the Holder Actuary, its agents and attorneys for amounts due under Section 10.2 hereof, including payment of all compensation, expense and liabilities incurred by the Holder Actuary and the costs and expenses of collection;

                            Second:   to Holders for amounts due and
                  unpaid on the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities; and

                            Third:    to the Company or to such party as
                  a court of competent jurisdiction shall direct.

                       The Trustee may fix a record date and payment date
             for any payment to Holders pursuant to this Section 6.10.

                       SECTION 6.11   Undertaking for Costs.  In any suit
                                      ---------------------
             for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 hereof, or a suit by Holders of more than 10% in aggregate Principal Amount of the then outstanding Securities.

                                      ARTICLE 7

                                       TRUSTEE

                       SECTION 7.1    General.  The duties and
                                      -------
             responsibilities of the Trustee shall be as provided by the
             Trust Indenture Act and as set forth herein.
             Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it receives indemnity satisfactory to it against any loss, liability or expense. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
             Article 7.

                       SECTION 7.2    Certain Rights of Trustee.  Subject
                                      -------------------------
             to Trust Indenture Act Sections 315(a) through (d):

                       (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, Officers' Certificate, Opinion of Counsel (or both), statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper person or persons. The Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                      (ii) before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel, which shall conform to Section
                  11.4. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion. Subject to Sections 7.1 and 7.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;

                     (iii) the Trustee may act through its attorneys and agents not regularly in its employ and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care;

                      (iv) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                       (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                      (vi) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders in accordance with Section 6.5 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                     (vii) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; and

                    (viii) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, Officers'

                  Certificate, Opinion of Counsel, Board Resolution, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate Principal Amount of the Securities then outstanding; provided that, if the payment within a reasonable time
                  --------
                  to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding.

                       SECTION 7.3    Individual Rights of Trustee.  The
                                      ----------------------------
             Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Trust Indenture Act Sections 310(b) and 311. For purposes of Trust Indenture Act Section 311(b)(4) and (6), the following terms shall mean:

                       (a)  "cash transaction" means any transaction in
                             ----------------
             which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

                       (b)  "self-liquidating paper" means any draft,
                             ----------------------
             bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                       SECTION 7.4    Trustee's Disclaimer.  The recitals
                                      --------------------
             contained herein and in the Securities (except the Trustee's certificate of authentication) shall be taken as statements of the Company and not of the Trustee and the Trustee assumes no responsibility for the correctness of the same. Neither the Trustee nor any of its agents (i) makes any representation as to the validity or adequacy of this Indenture or the Securities or (ii) shall be accountable for the Company's use or application of the proceeds from the Securities.

                       SECTION 7.5    Notice of Default.  If any default
                                      -----------------
             or Event of Default with respect to the Securities occurs and is continuing and if such default or Event of Default is known to the actual knowledge of a Responsible Officer with the Corporate Trust Department of the Trustee, the Trustee shall give to each Holder of Securities notice of such default or Event of Default within 90 days after it occurs to all Holders of Securities in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless such default or Event of Default shall have been cured or waived before the mailing or publication of such notice; provided that, except in the case of a default or
                     --------
             Event of Default in the payment of any amount with respect to any Security, the Trustee shall be protected in withholding such notice if the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

                       SECTION 7.6    Reports by Trustee to Holders.
                                      -----------------------------
             Within 60 days after each June 30, beginning with June 30, 1996, the Trustee shall mail to each Holder as and to the extent provided in Trust Indenture Act Section 313(c) a brief report dated as of such June 30, if required by Trust Indenture Act Section 313(a).

                       SECTION 7.7    Compensation and Indemnity.  The
                                      --------------------------
             Company shall pay to the Trustee such reasonable compensation as shall be agreed upon in writing from time to time for its services. The compensation of the Trustee shall not be limited by any law on compensation of a Trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents, counsel and other persons not regularly in its employ.

                       The Company shall indemnify the Trustee for, and
             hold it harmless against, any loss or liability or expense incurred by it without willful misconduct, negligence or bad faith on its part arising out of or in connection with the acceptance or administration of this Indenture and the Securities and the performance of duties under this Indenture and the Securities, including the costs and expenses of defending itself against or investigating any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Indenture and the Securities.

                       To secure the Company's payment obligations in
             this Section 7.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay any amount with respect to the Securities.

                       The obligations of the Company under this Section
             to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the rejection or termination of this Indenture under bankruptcy law. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or coupons, and the Securities are hereby subordinated to such senior claims. If the Trustee renders services and incurs expenses following an Event of Default under Section 6.1(c) or Section 6.1(d) hereof, the parties hereto and the holders by their acceptance of the Securities hereby agree that such expenses are intended to constitute expenses of administration under any bankruptcy law.

                       SECTION 7.8    Replacement of Trustee.  A
                                      ----------------------
             resignation or removal of the Trustee as Trustee with respect to the Securities and appointment of a successor Trustee as Trustee with respect to the Securities shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

                       The Trustee may resign as Trustee with respect to
             the Securities at any time by so notifying the Company in writing. The Holders of a majority in aggregate Principal Amount of the outstanding Securities may remove the Trustee or a successor Trustee as Trustee with respect to the Securities by so notifying the Trustee in writing and may appoint a successor Trustee with respect thereto with the consent of the Company. The Company may remove the Trustee as Trustee with respect to the Securities if: (i) the Trustee is no longer eligible under Section 7.10 of this Indenture; (ii) the Trustee is adjudged a bankrupt or insolvent; (iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting; (v) within 10 days of the Merger, the Company notifies the Trustee and the Holder Actuary in writing of its intent to remove such Trustee and nominates a successor Trustee; provided that the Holder
                                            --------
             Actuary must consent to the appointment of such successor Trustee, which consent shall not be unreasonably withheld.

                       If the Trustee resigns or is removed as Trustee
             with respect to the Securities, or if a vacancy exists in the office of Trustee with respect to the Securities for any reason, the Company shall promptly appoint a successor Trustee with respect thereto. If the successor Trustee with respect to the Securities does not deliver its written acceptance required by the next succeeding paragraph of this
             Section 7.8 within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate Principal Amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect thereto.

                       A successor Trustee with respect to the Securities
             shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after the delivery of such written acceptance, subject to the lien provided for in Section 7.7, (i) the retiring Trustee shall transfer all property held by it as Trustee in respect of the Securities to the successor Trustee, (ii) the resignation or removal of the retiring Trustee in respect of the Securities shall become effective and (iii) the successor Trustee shall have all the rights, powers and duties of the Trustee in respect of the Securities under this Indenture. A successor Trustee shall mail notice of its succession to each Holder of Securities.

                       Upon request of any such successor Trustee, the
             Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

                       The Company shall give notice of any resignation
             and any removal of the Trustee with respect to the Securities and each appointment of a successor Trustee in respect of the Securities to all Holders of Securities. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                       Notwithstanding replacement of the Trustee with
             respect to the Securities pursuant to this Section 7.8, the

             Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

                       SECTION 7.9    Successor Trustee by Merger, Etc.
                                      ---------------------------------
             If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein.

                       SECTION 7.10   Eligibility.  This Indenture shall
                                      -----------
             always have a Trustee who satisfies the requirements of Trust Indenture Act Section 310(a). The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition.

                       SECTION 7.11   Money Held in Trust.  The Trustee
                                      -------------------
             shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article 8 of this Indenture.


                                      ARTICLE 8

                                DISCHARGE OF INDENTURE

                       SECTION 8.1    Satisfaction and Discharge of
                                      -----------------------------
             Indenture.  If at any time (a) (i) all Outstanding
             ---------
             Securities shall have become due and payable and the Company shall have irrevocably deposited with the Trustee or Paying Agent on or immediately prior to the date due money (or Registered Common Stock and cash in lieu of any fractional shares) sufficient to pay all amounts with respect to all of the Securities outstanding hereunder, as and when the same shall have become due and payable, or (ii) the Company shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in
             Section 2.8) and (b) in either case, the Company shall also pay or cause to be paid all sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) the rights, obligations and immunities of the Trustee hereunder, (ii) Sections 8.3 and

             8.4 and (iii) the Registration Rights set forth in Exhibit
             C), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

                       SECTION 8.2    Application by Trustee of Funds
                                      -------------------------------
             Deposited for Payment of Securities.  Subject to Section
             -----------------------------------
             8.4, all moneys deposited with the Trustee under this Indenture shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon; but such money need not be segregated from other funds except to the extent required by law.

                       SECTION 8.3    Repayment of Moneys Held by Paying
                                      ----------------------------------
             Agent.  In connection with the satisfaction and discharge of
             -----
             this Indenture all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                       SECTION 8.4    Return of Moneys Held by Trustee
                                      --------------------------------
             and Paying Agent Unclaimed for Three Years.  Any moneys (or
             ------------------------------------------
             Registered Common Stock) deposited with or paid to the Trustee or any paying agent for the payment on any Security and not applied but remaining unclaimed for three years after the date upon which such Payment Amount shall have become due and payable, shall, upon the written request of the Company and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by the Trustee or such paying agent, and the holder of such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys (or Registered Common Stock) shall thereupon cease.

                       SECTION 8.5    Defeasance.  Except as provided
                                      ----------
             below, the Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities and the provisions of this Indenture will no longer be in effect with respect to the Securities (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same); provided that the
                                                  --------
             following conditions shall have been satisfied:

                       (A) the Company has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the Holders of the Securities, for payment of the Payment Amount, money or U.S. Government Obligations (as defined below) or a combination thereof sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, without consideration of any reinvestment and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the Payment Amount on the outstanding Securities on the Maturity Date (irrevocably provided for under arrangements satisfactory to the Trustee);

                       (B) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

                       (C) no Default with respect to the Securities shall have occurred and be continuing on the date of such deposit;

                       (D)  the Company shall have delivered to the
                  Trustee (1) either (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section 8.5 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred or
                  (y) an Opinion of Counsel to the same effect as the ruling described in clause (x) above and (2) an Opinion of Counsel to the effect that the Holders of the Securities of such series have a valid security interest in the trust funds subject to no prior liens under the Uniform Commercial Code, as in effect in each applicable jurisdiction (the "UCC"); and

                       (E) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 8.5 of the Securities have been complied with.

                       For these purposes, "U.S. Government Obligations"
             means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such
                      --------
             custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                       The Company's obligations in Sections 2.2 through
             2.13, 4.2, 4.3, 4.4, 7.7, 7.8, 8.3, 8.4 and 10.2 through
             10.6 with respect to the Securities shall survive until such Securities are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.7, 8.3 and 8.4 shall survive.

                       SECTION 8.6    Covenant Defeasance.  The Company
                                      -------------------
             may omit to comply with any term, provision or condition set forth in Sections 4.5, 4.6 or 4.7, and such omission shall be deemed not to be an Event of Default under clause (b) of
             Section 6.1, with respect to the outstanding Securities if:

                       (i) the Company has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the Holders of the Securities, for payment of the Payment Amount, money or U.S. Government Obligations or a combination thereof sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, without consideration of any reinvestment and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the Payment Amount on the outstanding Securities on the Maturity Date (irrevocably provided for under arrangements satisfactory to the Trustee);

                       (ii) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

                       (iii) no Default with respect to the Securities shall have occurred and be continuing on the date of such deposit;

                       (iv) the Company has delivered to the Trustee an Opinion of Counsel to the effect that (A) the Holders of the Securities have a valid security interest in the trust funds subject to no prior liens under the UCC and
                  (B) such Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and

                       (v) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the covenant defeasance contemplated by this Section 8.6 of the Securities have been complied with.

                                      ARTICLE 9

                         AMENDMENTS, SUPPLEMENTS AND WAIVERS

                       SECTION 9.1    Without Consent of Holders of
                                      -----------------------------
             Securities.  Notwithstanding Section 9.2 of this Indenture,
             ----------
             the Company and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Holder of a Security:

                       (a)  to cure any ambiguity, defect or
             inconsistency;

                       (b) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                       (c)  to provide for the assumption of the
             Company's obligations under this Indenture to the Holders in the case of a merger, consolidation or other transaction pursuant to Article 5 hereof;

                       (d) to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights hereunder of any Holder of the Security; or

                       (e) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

                       Upon the request of the Company accompanied by a
             resolution of the Board of Directors of the Company authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 9.6 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

                       SECTION 9.2    With Consent of Holders of
                                      --------------------------
             Securities.  Except as provided below in this Section 9.2,
             ----------
             the Company and the Trustee may amend or supplement this Indenture or the Securities with the consent of the Holders of at least a majority in aggregate Principal Amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities), and, subject to Sections 6.4 and 6.7 hereof, any existing default or Event of Default (other than a default or Event of Default in the payment of any amount due under the Securities, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Securities may be waived with the consent of the Holders of a majority in aggregate Principal Amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities).

                       Upon the request of the Company accompanied by a
             resolution of the Board of Directors of the Company authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence reasonably satisfactory to the Trustee of the consent of the Holders of Securities as aforesaid, and upon receipt by the Trustee of the documents described in Section
             9.6 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture.

                       It shall not be necessary for the consent of the
             Holders of Securities under this Section 9.2 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                       After an amendment, supplement or waiver under
             this Section becomes effective, the Company shall mail to the Holders of Securities affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver. Subject to Sections 6.4 and 6.7 hereof, the Holders of a majority in aggregate Principal Amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. Without the consent of each Holder affected, an amendment or waiver may not (with respect to any Security held by a non-consenting Holder):

                       (a) reduce the aggregate Principal Amount of Securities whose Holders must consent to an amendment, supplement or waiver;

                       (b) reduce the Payment Amount or change the fixed maturity of any Security or alter the provisions with respect to the redemption of the Securities (other than the provisions of Sections 4.6);

                       (c) reduce the rate of or change the time for payment of interest on any Securities;

                       (d) waive a default or Event of Default in the payment of the Fixed Amount or the Contingent Amount or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate Principal Amount thereof and a waiver of the payment default that resulted from such acceleration);

                       (e) make any Security payable in money other than that stated in the Securities;

                       (f) make any change in the provisions of this Indenture relating to waivers of past defaults or Events of Default or the rights of Holders of Securities to receive payments of the Fixed Amount or the Contingent Amount or interest on the Securities;

                       (g) waive a redemption payment with respect to any Security (other than a payment required by Section 4.6); or

                       (h) make any change in Section 6.4 or 6.7 hereof or in Section 9.1 or in this Section 9.2 hereof.

                       SECTION 9.3    Compliance with Trust Indenture
                                      -------------------------------
             Act.  Every amendment to this Indenture or the Securities
             ---
             shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

                       SECTION 9.4    Revocation and Effect of Consents.
                                      ---------------------------------
             Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder of a Security may revoke the consent as to its Security if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

                       The Company may, but shall not be obligated to,
             fix a record date for determining which Holders must consent to such amendment or waiver. If the Company fixes a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 2.05 or (ii) such other date as the Company shall designate.

                       SECTION 9.5    Notation on or Exchange of
                                      --------------------------
             Securities.  The Trustee may place an appropriate notation
             ----------
             about an amendment, supplement or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment, supplement or waiver.

                       Failure to make the appropriate notation or issue
             a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

                       SECTION 9.6    Trustee to Sign Amendments, etc.
                                      -------------------------------
                  The Trustee shall sign any amendment or supplemental
             indenture authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental indenture until the Board of Directors of the Company approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.1 hereof) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.


                                      ARTICLE 10

                         DETERMINATION OF THE PAYMENT AMOUNT

                       SECTION 10.1   Determination of the Contingent
                                      -------------------------------
             Amount.  On any Settlement Date, the Payment Amount shall be
             ------
             paid pro rata to the Holders of the Securities as provided in this Indenture. The Contingent Amount shall be determined as provided in this Article 10 and in Exhibit B hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Payment Amount shall be paid in cash or, subject to Section 10.7, Registered Common Stock.

                       SECTION 10.2   Holder Actuary; Compensation and
                                      --------------------------------
             Indemnity.  (a)  On the Issue Date, the Company shall
             ---------
             appoint Ernst & Young LLP as Holder Actuary to represent the interests of the Holders of the Securities as provided in Indenture and pursuant to the Holder Actuary Agreement dated the date hereof between the Company and the Holder Actuary.

                       The reasonable fees and expenses of the Holder
             Actuary incurred in connection with the performance of its duties under this Indenture, and the reasonable fees and expenses of any necessary agents engaged by the Holder Actuary in connection therewith (the "Holder Actuary Cost"), shall be promptly paid in full by Company; provided that the
                                                        --------
             Company shall have no obligation to pay the Holder Actuary Cost to the extent that such cost exceeds $50,000 in any one year (or $200,000 in any year which includes a Settlement
             Date).

                       The Company shall indemnify the Holder Actuary and
             any predecessor Holder Actuary for, and hold it harmless against, any loss or liability or expense incurred by it without willful misconduct, negligence or bad faith on its part arising out of or in connection with the performance of its duties as Holder Actuary under this Indenture, the Securities or the Holder Actuary Agreement, including the costs and expenses of defending itself against or investigating any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Indenture, the Securities or the Holder Actuary Agreement.

                       The obligations of the Company under this Section
             to compensate and indemnify the Holder Actuary and each predecessor Holder Actuary and to pay or reimburse the Holder Actuary and each predecessor Holder Actuary as set forth in this Section shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the rejection or termination of this Indenture under bankruptcy law. If the Holder Actuary renders services and incurs expenses following an Event of Default under Section 6.1(c) or
             Section 6.1(d) hereof, the parties hereto and the holders by their acceptance of the Securities hereby agree that such expenses are intended to constitute expenses of administration under any bankruptcy law.

                       (b) In the event of the resignation of the Holder Actuary or any other circumstance whereby the Holder Actuary shall cease to perform or otherwise not be available to perform its duties under this Indenture, the Trustee shall select a successor Holder Actuary, which successor actuary shall be a nationally recognized property and casualty actuarial firm which has had no relationship with the Company during the greater of (i) the 5 years preceding the Issue Date and (ii) the period during which the Securities have been outstanding.

                       SECTION 10.3   Company Actuary.  (a)  The Company
                                      ---------------
             shall appoint an actuary to act as Company Actuary under this Article 10. The Company Actuary may be, but shall not be not required to be, an employee of the Company. The Company may replace the Company Actuary at any time for any reason; provided that any such action does not and would not
                     --------
             likely result in an extension of the Settlement Date under
             Section 2.13. The Trustee and the Holder Actuary shall be promptly notified in writing of the appointment, resignation or discharge of the Company Actuary. The fees and expenses of the Company Actuary shall be paid by the Company without any adjustment to the Contingent Amount.

                       SECTION 10.4   Preparation of Reserve Reports.
                                      ------------------------------
                  (a) Promptly following (i) the occurrence of a Change of Control, (ii) an acceleration of the Securities pursuant to Section 6.2 following an Event of Default, (iii) delivery of a notice of redemption to the Trustee under Section 3.1, and (iv) December 31, 2005 (each a "Trigger Date"), the Company shall notify the Trustee, the Holder Actuary and the Company Actuary of:

                       (a) the Settlement Date (without regard to any extension under Section 2.13);

                       (b)  whether or not the Securities are to be
                            settled in Registered Common Stock pursuant to Section 10.7; and

                       (c)  the paragraph of the Securities and/or
                            Section of this Indenture pursuant to which the Securities will be settled.

                       In addition, promptly following the Trigger Date,
             the Company shall furnish to the Company Actuary and the Holder Actuary the information or access to the information referred to in Section 4.2 to allow each such Actuary to prepare a report (each a "Reserve Report") reflecting calculation of the Contingent Amount as of the applicable Settlement Date.

                       (b) In accordance with and to the extent set forth in Exhibit B, each Reserve Report, including calculation of the Contingent Amount, shall be prepared independently by each Actuary. Such calculation shall be made in accordance with Exhibit B and, as set forth in Exhibit B, shall take account of the Tax Benefit resulting from the Adverse Reserve Development.

                       The Tax Benefit may be calculated with the
             assistance of (i) in the case of the Company Actuary, an accountant selected by the Company who may be a Company employee and (ii) in the case of the Holder Actuary, an accountant selected by such Holder Actuary. The calculation of any items relevant to the determination of the Tax Benefit pursuant to Exhibit B shall be made in a manner that is consistent with the manner in which any comparable adjustments to reserves are reported or have been reported by the Company for federal income tax purposes. From the Trigger Date to the Settlement Date (including any extension thereof pursuant to Section 2.13), the Company shall provide each of the Holder Actuary and the Independent Actuary (and any of their agents) access to the books and records of the Company and each Subsidiary of the Company as provided in
             Section 4.2.

                       (c)  Each Reserve Report shall include in
             reasonable detail an explanation of the methodology used in such Report and all supporting calculations of Adverse Reserve Development (as defined in Exhibit B). Each Actuary shall use its best efforts to deliver its Reserve Report to the other Actuary at least 105 calendar days prior to the Settlement Date.

                       (d) If the calculation of the Contingent Amount set forth in the Holder Actuary's Reserve Report (i) does not differ from that set forth in the Company Actuary's Reserve Report or (ii) differs from that set forth in the Company Actuary's Reserve Report and the amount of the difference does not exceed $3,000,000, then the Contingent Amount set forth in the Company Actuary's Reserve Report shall be the Contingent Amount for purposes of settlement of the Securities.

                       SECTION 10.5   Resolution of Disputes;
                                      -----------------------
             Arbitration.  (a)  If the calculation of the Contingent
             -----------
             Amount set forth in the Holder Actuary's Reserve Report differs from that set forth in the Company Actuary's Reserve Report and the amount of the difference exceeds $3,000,000, the Company and the Holder Actuary shall use their reasonable best efforts to resolve this difference. If, however, the difference cannot be resolved within 30 calendar days after delivery of the later to be delivered of either the Company Actuary or Holder Actuary Reserve Report, the Company and the Holder Actuary shall thereafter jointly appoint an independent third party actuary, which shall be a nationally recognized property and casualty actuarial firm, with no relationship to the Company, the Trustee, the Holder Actuary or any holder of 5% or more of the Securities (the "Independent Actuary") to resolve said dispute. If the parties cannot agree on the appointment of an Independent Actuary within 10 calendar days, then the Company and the Holder Actuary shall each select two actuarial firms meeting the requirements set forth in the preceding sentence. Each of the Company and Holder Actuary shall then be entitled to reject one of the two selections of the other party. The Independent Actuary shall then be chosen at random from the remaining two selections. The Independent Actuary shall have the authority to engage an independent third party accountant with no relationship to the Company, the Trustee, the Holder Actuary or any beneficial owner of 10% or more of the Securities to resolve any disagreement with respect to the calculation of the Tax Benefit.

                       (b)  Not later than 30 days prior to any
             Settlement Date, the Independent Actuary shall prepare and deliver to the Company, the Trustee, the Company Actuary and the Holder Actuary its calculation of the Contingent Amount. This calculation shall be prepared in accordance with the guidelines set forth in Exhibit B. Based on the foregoing, the Independent Actuary will determine which of (i) the Contingent Amount set forth in the Company Actuary's Reserve Report and (ii) the Contingent Amount set forth in the Holder Actuary's Reserve Report, is, in the judgment of the Independent Actuary, the best estimate of the Contingent Amount. The amount so selected will be the Contingent Amount for purposes of settlement of the Securities.

                       (c)  The reasonable fees and expenses of the
             Independent Actuary incurred in connection with this Indenture, and the reasonable fees and expenses of any necessary agents engaged by the Independent Actuary in connection therewith, shall be promptly paid in full by Company; provided that 50% of all such fees and expenses
                      --------
             (the "Arbitration Cost") shall be deducted from the Contingent Amount as provided in Exhibit B. Notwithstanding the foregoing, the Independent Actuary shall have discretion to apportion such fees and expenses differently between the parties as the Independent Actuary deems equitable under the circumstances based upon its views as to the relative accuracy of the Contingent Amount contained in the Reserve Reports prepared by each of the Company Actuary and the Holder Actuary. The Arbitration Cost shall not be subject to the limits relating to the Holder Actuary Cost set forth above under Section 10.2(a).

                       SECTION 10.6   Annual Review of Reserves And
                                      -----------------------------
             Claims.  Within 90 calendar days following December 31 of
             ------
             each calendar year prior to the Settlement Date, other than December 31, 2005 (each such December 31, a "Report Date"), the Company shall deliver to the Holder Actuary and to the Trustee a written statement setting forth in reasonable detail, including all supporting calculations and methodology, the Adverse Reserve Development calculated as of the Report Date for such year. In addition, each year the Company Actuary shall provide to the Holder Actuary and the Trustee a written report stating that all such amounts have been calculated in accordance with the guidelines set forth in Exhibit B hereto. Annually following delivery of each Report, the Company shall cause the Company Actuary to meet with the Holder Actuary and review in detail with the Holder Actuary the Adverse Reserve Development occurring during such calendar year. Following each such annual meeting, the Holder Actuary shall provide a written report to the Company Actuary expressing any material issues that have come to its attention regarding the Company's calculation of the Adverse Reserve Development. All statements and reports of the Company, the Company Actuary and the Holder Actuary under this Section 10.6 shall be solely for informational purposes, shall be non-binding and may not be used or considered for any purpose in any arbitration.

                       SECTION 10.7   Settlement in Stock.  (a)  The
                                      -------------------
             Company shall have the right to satisfy the Payment Amount due to Holders under the Securities, whether at maturity, upon redemption or upon the occurrence of a Change of Control, in Registered Common Stock; provided that (i) at
                                                  --------
             the time of payment such stock is quoted for trading on any U.S. national securities exchange or on The NASDAQ Stock Market and (ii) the Payment Amount of all Securities is able to be satisfied through the delivery of Registered Common Stock. In connection therewith, the Company shall not be required to issue fractional shares of common stock, and instead may pay cash in lieu of any such fractional shares. The Company shall not have the right to pay the Payment Amount due under the Securities in Registered Common Stock if an Event of Default has occurred and is continuing.

                       (b)  For purposes of any such payment, such
             Registered Common Stock shall be valued at 85.0% of its Fair Value. For these purposes, "Fair Value" of such Registered Common Stock shall mean the average of the closing sales or last reported sales prices of such Common Stock of the Company for the 20 trading days immediately preceding the date that is five trading days prior to the Settlement Date. Holders on the Settlement Date who receive upon repayment of the Securities Common Stock of the Company and who as of such date are or could reasonably be considered Affiliates of the Company shall have registration rights (the "Registration Rights") set forth in Exhibit C to this Indenture.


                                      ARTICLE 11

                                    MISCELLANEOUS

                       SECTION 11.1   Trust Indenture Act of 1939.  This
                                      ---------------------------
             Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

                       SECTION 11.2   Notices.  Any notice or
                                      -------
             communication shall be sufficiently given if written and
             (a) if delivered in person when received or (b) if mailed by first class mail 5 days after mailing, or (c) as between the Company and the Trustee if sent by facsimile transmission, when transmission is confirmed, in each case addressed as follows:

                       if to the Company:
                       -----------------

                            Piedmont Management Company Inc.
                            80 Maiden Lane, 20th Floor
                            New York, New York  10038
                            Telecopy:  (212) 262-4658
                            Attention:  Chief Financial Officer

                       if to the Trustee:
                       -----------------

                            Shawmut Bank Connecticut, N.A.
                            ____________
                            New York, New York  _______
                            Telecopy:  (212) ___-____
                            Attention:  [Corporate Trust Administration]

                       The Company or the Trustee by written notice to
             the other may designate additional or different addresses for subsequent notices or communications.

                       Any notice or communication shall be sufficiently
             given to Holders by mailing to such Holders at their addresses as they shall appear on the Security Register. Notice mailed shall be sufficiently given if so mailed within the time prescribed. Copies of any such communication or notice to a Holder shall also be mailed to the Trustee and each Agent at the same time.

                       Failure to mail a notice or communication to a
             Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Except as otherwise provided in this Indenture, if a notice or communication is mailed in the manner provided in this Section 11.2, it is duly given, whether or not the addressee receives it.

                       Where this Indenture provides for notice in any
             manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                       In case it shall be impracticable to give notice
             as herein contemplated, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                       SECTION 11.3   Certificate and Opinion as to
                                      -----------------------------
             Conditions Precedent.  Upon any request or application by
             --------------------
             the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                       (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                      (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                       SECTION 11.4   Statements Required in Certificate
                                      ----------------------------------
             or Opinion.  Each certificate or opinion with respect to
             ----------
             compliance with a condition or covenant provided for in this Indenture shall include:

                       (i) a statement that each person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                      (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based;

                     (iii) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                      (iv) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with; provided that, with respect to
                                          --------
                  matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

                       The Company, the Trustee and any agent of the
             Company or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security Register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of such Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the

             Company or the Trustee shall be affected by any notice to the contrary.

                       SECTION 11.5   Rules by Trustee, Paying Agent or
                                      ---------------------------------
             Registrar.  The Trustee may make reasonable rules for action
             ---------
             by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

                       SECTION 11.6   Payment Date Other Than a Business
                                      ----------------------------------
             Day.  If any date for payment of any amount due on any
             ---
             Security shall not be a Business Day at any place of payment, then payment of principal of or interest on such Security, as the case may be, need not be made on such date, but may be made on the next succeeding Business Day at any place of payment with the same force and effect as if made on such date and no interest shall accrue in respect of such payment for the period from and after such date.

                       SECTION 11.7   Governing Law.  The internal laws
                                      -------------
             of the State of New York shall govern this Indenture and the Securities.

                       SECTION 11.8   No Adverse Interpretation of Other
                                      ----------------------------------
             Agreements.  This Indenture may not be used to interpret
             ----------
             another indenture or loan or debt agreement of the Company or any Subsidiary of the Company. Any such indenture or agreement may not be used to interpret this Indenture.

                       SECTION 11.9   Successors.  All agreements of the
                                      ----------
             Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

                       SECTION 11.10  Duplicate Originals.  The parties
                                      -------------------
             may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                       SECTION 11.11  Separability.  In case any
                                      ------------
             provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                       SECTION 11.12  Table of Contents, Headings, Etc.
                                      ---------------------------------
             The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

                       SECTION 11.13  Incorporators, Stockholders,
                                      ----------------------------
             Officers and Directors of Company Exempt from Individual
             --------------------------------------------------------
             Liability.  No recourse under or upon any obligation,
             ---------
             covenant or agreement contained in this Indenture or any indenture supplemental hereto, or in any Security or any coupons appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer, director or employee, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

                       SECTION 11.14  Judgment Currency.  The Company
                                      -----------------
             agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the Securities (the "Required
                                                            --------
             Currency") into a currency in which a judgment will be
             --------
             rendered (the "Judgment Currency"), the rate of exchange
                            -----------------
             used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a Business Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

                                      SIGNATURES

                       IN WITNESS WHEREOF, the parties hereto have caused
             this Indenture to be duly executed, all as of the date first written above.


             (SEAL)                        PIEDMONT MANAGEMENT COMPANY
                                              INC.
             Attest:

             _____________________


                                           By:
                                              ---------------------------
                                              Name:
                                              Title:


             (SEAL)                        SHAWMUT BANK CONNECTICUT,
                                             N.A., as Trustee
             Attest:

             _____________________


                                           By:
                                              ---------------------------
                                              Name:
                                              Title:

             STATE OF ________   )
                                 )
             COUNTY OF ________  )


                       BEFORE ME, the undersigned authority, on this __
             day of ________, 1995, personally appeared ____________,
             ____________ of Piedmont Management Company Inc., a Delaware corporation, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such corporation for the purposes and consideration herein expressed and in the capacity therein stated.

                       GIVEN UNDER MY HAND AND SEAL THIS ____ DAY OF
             ________, 1995.

             (SEAL)

                                      ________________________________
                                      NOTARY PUBLIC, STATE OF ________
                                      Print Name:_____________________
                                      Commission Expires:_____________

             STATE OF NEW YORK   )
                                 )
             COUNTY OF NEW YORK  )


                       BEFORE ME, the undersigned authority, on this
             _______ day of ________, 1995, personally appeared
             _________________, _______________ of Shawmut Bank
             Connecticut, N.A., a national association, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

                       GIVEN UNDER MY HAND AND SEAL THIS _____ DAY OF
             ________, 1995.

             (SEAL)
                                      ________________________________
                                      NOTARY PUBLIC, STATE OF NEW YORK
                                      Print Name:_____________________
                                      Commission Expires:_____________

                                                                Exhibit A

                              [FORM OF FACE OF SECURITY]


             No.                                     $[principal amount]*

                           Piedmont Management Company Inc.
                     Contingent Interest Notes Due June 30, 2006.


                  Piedmont Management Company Inc., a Delaware
             corporation (such company, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), for value received, hereby promises to pay to ________________ or registered assigns, on the relevant Settlement Date (as defined in the Indenture), the following amounts (the "Payment Amount"):

                  (1) the principal amount of this Security plus interest on such principal amount from the Issue Date through the Settlement Date at a rate of 8.0% per annum, compounded annually, at the Company's office or agency for said purpose in New York, New York, on the relevant Settlement Date (as defined in the Indenture);

                  (2) the pro rata portion (as defined below) of the Contingent Amount, as defined in the Indenture (the "Indenture"), dated as of __________ __, 1995 between the Company and Shawmut Bank Connecticut, N.A., as trustee (the "Trustee"), at the Company's office or agency for said purpose in New York, New York, on the relevant Settlement Date; and

                  (3) the pro rata portion (as defined below) of the Extension Interest (as defined in the Indenture), if any, at the Company's office or agency for said purpose in New York, New York, on the relevant Settlement Date.

                       For these purposes, "pro rata portion" means the
             ratio of the principal amount of this Security to the aggregate principal amount of all of the Securities issued under the Indenture.


             --------------------
                  *The dollar amount indicated is the principal amount of
             the Security. In addition to the principal amount, the Holder of this Security shall receive such other amounts as indicated in this Security.

                       Payment of the Payment Amount due under this
             Security shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts ("U.S. Currency"); provided that under certain circumstances
                                --------
             as set forth in the Indenture such payment may be made in Registered Common Stock (as defined in the Indenture).

                       Reference is made to the further provisions set
             forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                       Capitalized terms used herein without definition
             shall have the same meaning as in the Indenture.

                       IN WITNESS WHEREOF, the Company has caused this
             instrument to be duly executed under its corporate seal.


             Dated:  ___________ __, 1995

             [Seal]
                                           ______________________________



                                           ______________________________

                            [FORM OF REVERSE OF SECURITY]

                           Piedmont Management Company Inc.
                     Contingent Interest Notes Due June 30, 2006


             1.  Interest
                 --------

                       The Company promises to pay interest on the
             principal amount of this Security from the Issue Date through the Settlement Date at a rate of 8.0% per annum, compounded annually.

                       In the event that Extension Interest, if any,
             shall become due and payable on this Security pursuant to the Indenture, the Company promises to pay such Extension Interest in accordance with the terms and rates set forth in
             Section 2.13 of the Indenture.


             2.  Method of Payment
                 -----------------

                       The Company through the Paying Agent shall pay any
             Payment Amount on this Security to the registered holder of this Security on any Settlement Date. Except as otherwise provided in the Indenture, the Holder of this Security must surrender this Security to the Paying Agent to collect any Payment Amount. Payment of the Payment Amounts due under this Security shall be made in U.S. Currency; provided that
                                                           --------
             under certain circumstances as set forth in the Indenture such payment may be made in Registered Common Stock (as defined in the Indenture).


             3.  Paying Agent and Registrar
                 --------------------------

                       Initially, the Trustee will act as Paying Agent
             and Registrar. The Company may appoint and change any Paying Agent, Registrar or transfer agent without prior notice to the Holder of this Security. The Company may have one or more additional Paying Agents or transfer agents with respect to this Security. The Company or any affiliate of the Company may act as Paying Agent or Registrar to the Holder of this Security.


             4.  Indenture
                 ---------

                       The Company issued the Securities under the
             Indenture.  The terms of the Securities include those stated
             in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C.
                                                              ------
             Sec.Sec. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). The Securities are subject to all such terms, and Holders of the Securities are referred to the Indenture and the Act for a statement of those terms.

                       Subject to Section 2.8 of the Indenture, the
             aggregate principal amount of Securities which may be authenticated and delivered under the Indenture is limited to $1,000,000 plus interest accreting thereon from the Issue Date through the Settlement Date at a rate of 8.0% per annum, compounded annually. The Securities are general unsecured obligation of the Company and rank equally and pari passu with all other unsecured and unsubordinated debt of the Company.


             5.   Optional Redemption
                  -------------------

                       (a) The Securities are subject to redemption, in
             whole but not in part, at any time on or after the third anniversary of the Issue Date, at 100% of the Payment Amount, upon not less than 180 nor more than 190 days' notice furnished to the Trustee and the Holder Actuary pursuant to Section 3.1 of the Indenture. Once such notice is furnished, Securities called for redemption become irrevocably due and payable on the Redemption Date at the redemption price. A notice of redemption may not be conditional.

                       (b) Notice of redemption will be mailed, by either
             the Company or the Trustee as determined pursuant to the terms of the Indenture, at least 140 days but not more than 150 days before the Redemption Date to each Holder of a Security to be redeemed at the address of such Holder as it appears in the Security Register. Such notice of redemption shall state all such matters as may be required to be stated pursuant to Section 3.2 of the Indenture.


                       (c) Except as set forth in Section 4.6 of the Indenture, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.


             6.   Purchase of Securities upon a Change of Control
                  -----------------------------------------------

                       (a) In the event that a Change of Control (as defined in the Indenture) occurs, the Company shall make a Change of Control Offer to each Holder of Securities to repurchase all, but not less than all, of such Holder's Securities at a purchase price equal the Change of Control Purchase Price on the Change of Control Purchase Date.

                       (b) Within 15 days following the date on which the Change of Control occurs, the Company shall mail a notice to each Holder of Securities stating that a Change of Control Offer is being made pursuant to the Indenture and such other matters as may be required to be stated pursuant to Section 4.6 of the Indenture.

                       (c) A Holder may accept the Change of Control Offer upon (1) delivery to any Paying Agent of a written Change of Control Purchase Notice at any time prior to the close of business on the third Business Day before the Change of Control Purchase Date, stating that such Holder accepts the Company's offer to repurchase all of such Holder's Securities and (2) delivery of such Securities to such Paying Agent at such office prior to, on or after the Change of Control Purchase Date (together with all necessary endorsements), such delivery being a condition to receipt by the Holder of the Change of Control Purchase Price therefor.

                       (d) A Change of Control Purchase Notice may be withdrawn before or after delivery by the Holder to the relevant Paying Agent at the office of such Paying Agent of the Security to which such Change of Control Purchase Notice relates, by means of a written notice of withdrawal (by telegram, telex, facsimile transmission or letter) received by such Paying Agent at such office not later than three Business Days prior to the Change of Control Purchase Date, specifying, as applicable:

                       (1)  the name of such Holder and

                       (2) a statement that such Holder is withdrawing his election to have such Securities purchased.

                       Each Paying Agent will promptly return to the
             prospective Holders thereof any Securities with respect to which a Change of Control Purchase Notice has been withdrawn in compliance with the Indenture.


             7.   Deposit of Redemption or Purchase Price
                  ---------------------------------------

                       If the Company has deposited with the Paying Agent
             money (or Registered Common Stock, if permitted under the Indenture) sufficient to pay the redemption or purchase price of, and unpaid and accrued interest, if any, on all

             Securities to be redeemed or purchased on the Redemption Date or Change of Control Purchase Date, interest shall cease to accrue on the Securities or the portions of Securities called for redemption or tendered and not withdrawn in a Change of Control Offer (regardless of whether certificates for such securities are actually surrendered), and the only remaining right of the Holder with respect to such Security or portion thereof shall be to receive such payment upon proper presentation and surrender of the Securities.


             8.   Exchange
                  --------

                       This Security is in registered form and in a
             denomination that the Company and the Trustee have determined. A Holder may only transfer or exchange this Security in accordance with the Indenture. A Holder may be required to, among other things, furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.


             9.   Persons Deemed Owners
                  ---------------------

                       The Company, the Trustee and any agent of the
             Company or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security Register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of such Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.


             10.  Amendment, Waiver
                  -----------------

                       The Indenture permits, with certain exceptions as
             therein provided, the amendment or supplement thereof with the consent of the Holders of a majority in aggregate Principal Amount of the Securities then outstanding at the time of such amendment or supplement. The Indenture also contains provisions permitting the Holders of a majority in aggregate Principal Amount of the then outstanding Securities to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. A consent to an amendment, supplement or waiver by or on behalf of the

             Holder of the Security is conclusive and binding upon such Holder and upon every subsequent Holder of the Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of such consent is not made upon the Security.


             11.  Defaults and Remedies
                  ---------------------

                       The Securities have the Events of Default as set
             forth in Section 6.1 of the Indenture. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate Principal Amount of the Securities, subject to certain limitations, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

                       Holders of Securities may not enforce the
             Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Holders of a majority in aggregate Principal Amount of the then outstanding Securities, by written notice to the Trustee, may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived. Except in the case of a default or Event of Default in the payment of any amount with respect to any Security, the Trustee shall be protected in withholding notice of such default or Event of Default from the Holders, if the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety, to the more complete description thereof contained in the Indenture.


             12.  Trustee Dealings with the Company or Its Affiliates
                  ---------------------------------------------------

                       The Trustee, in its individual or any other
             capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee.

             Any Agent may do the same with like rights. However, the Trustee is subject to Trust Indenture Act Sections 310(b) and 311.


             13.  No Recourse Against Others
                  --------------------------

                       No recourse under or upon any obligation, covenant
             or agreement contained in this Indenture or any indenture supplemental hereto, or in any Security or any coupons appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer, director or employee, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.


             14.  Authentication
                  --------------

                       This Security shall not be valid or obligatory
             until an authorized officer of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication below.


             15.  Governing Law
                  -------------

                       The internal laws of the State of New York shall
             govern the Indenture and this Security.


                       The Company will furnish to the Holder of this
             Security upon written request and without charge to such Holder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to the Company at the address set forth in the Indenture.

                  [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


                       This is one of the Securities described in the
             within-mentioned Indenture.


                                           SHAWMUT BANK CONNECTICUT,
                                             N.A., as Trustee



                                           ________________________
                                              Authorized Officer

                                                                Exhibit B


                                    Calculation of
                                  Contingent Amount
                                  -----------------


             With respect to any Settlement Date, the Contingent Amount shall be calculated in accordance with the following definitions:

             Contingent Amount:       With respect to any Settlement
                                      Date, the amount equal to:

                                           (A) (x) the sum of (i) the
                                           Maximum Interest and (ii) the
                                           Tax Benefit minus (y) the
                                           Adverse Reserve Development;
                                           provided that in no event will
                                           --------
                                           the amount resulting from this
                                           clause (A) be less than the
                                           Minimum Amount or greater than
                                           the Maximum Interest

                                      minus

                                           (B) the sum of (i) the Actuary
                                           Cost and (ii) the Arbitration
                                           Cost.

             Maximum Interest:        With respect to any Settlement
                                      Date, the amount equal to $55.0
                                      million discounted back from the
                                      Maturity Date to the applicable
                                      Settlement Date at a rate of 8.0%
                                      compounded annually.

             Adverse Reserve
             Development:             For any Determination Date, the
                                      amount equal to:

                                           (A) (i) Incurred Loss and
                                           Allocated Loss Expense
                                           Development plus (ii)
                                           Commission Development minus
                                           Earned Premium Development, in
                                           each case as of the applicable
                                           Determination Date;

                                      minus

                                           (B) $25.0 million.

             Incurred Loss and
             Allocated Loss
             Expense Development:     Shall mean:

                                           (1)  the sum of the
                                                development of incurred
                                                losses and allocated loss
                                                expenses for each
                                                calendar year beginning
                                                with the calendar year
                                                ending December 31, 1996
                                                through the calendar year
                                                ending on the
                                                Determination Date,
                                                reflected on RECO's
                                                Statutory Annual
                                                Statement, Schedule P -
                                                Part 2 - Summary (one
                                                year development column
                                                of Incurred losses and
                                                allocated loss expenses)
                                                with respect to the
                                                Protected Business for
                                                accident years 1994 and
                                                prior;

                                      plus

                                           (2)  the development of
                                                incurred losses and
                                                allocated loss expenses
                                                for the calendar year
                                                ended December 31, 1995,
                                                reflected on RECO's 1995
                                                Statutory Annual
                                                Statement, Schedule P -
                                                Part 2 - Summary (one
                                                year development column
                                                of incurred losses and
                                                allocated loss expenses)
                                                with respect to the
                                                Protected Business for
                                                accident years 1994 and
                                                prior, minus $831,000;

                                      plus

                                           (3)  the sum of 25% of the
                                                development of incurred
                                                losses and allocated loss
                                                expenses for each
                                                calendar year beginning
                                                with the calendar year
                                                ending December 31, 1996
                                                through the calendar year
                                                ending on the
                                                Determination Date,
                                                reflected on RECO's
                                                Statutory Annual
                                                Statement, Schedule P -
                                                Part 2 - Summary (one
                                                year development column
                                                of incurred losses and
                                                allocated loss expenses)
                                                with respect to all
                                                business for accident
                                                year 1995;

                                      plus

                                           (4)  any GAAP adjustment
                                                related to the provision
                                                for uncollectible
                                                reinsurance of incurred
                                                losses and allocated loss
                                                expenses applicable to
                                                the Protected Business.

             Earned Premium
             Development:             Shall mean estimated ultimate
                                      premiums recorded in the GAAP
                                      financial statements of the Company
                                      through the Determination Date
                                      minus estimated ultimate premiums
                                      recorded in the GAAP financial
                                      statements of the Company through
                                      March 31, 1995, in each case with
                                      respect to retrospectively rated
                                      casualty treaty excess contracts
                                      included in the Protected Business.

             Commission Development:  Shall mean the estimated ultimate commissions recorded in the GAAP
                                      financial statements of the Company
                                      through the Determination Date
                                      minus estimated ultimate
                                      commissions recorded in the GAAP
                                      financial statements of the Company
                                      through March 31, 1995 with respect
                                      to the  contracts applicable to the
                                      Protected Business.

             Verification:            In determining any component of
                                      Incurred Loss and Allocated Loss
                                      Expense Development, Earned Premium
                                      Development or Commission
                                      Development, whether as reflected
                                      on RECO's Statutory Annual
                                      Statement or on RECO's GAAP
                                      financial statements, each such
                                      component shall be subject to
                                      verification by the Holder Actuary
                                      and the Company Actuary against the
                                      books and records of RECO.

             Actuary Cost:            With respect to any Settlement
                                      Date, if the sum of (x) the amount
                                      determined pursuant to clause (A)
                                      of the definition of "Contingent
                                      Amount" above and (y) the Fixed
                                      Amount is equal to or less than
                                      $10.0 million, 50% of the Holder
                                      Actuary Cost, and if such amount is
                                      greater than $10.0 million, 100% of
                                      the Holder Actuary Cost.

             Determination Date:      With respect to the final Maturity
                                      Date, December 31, 2005, and with
                                      respect to any other Settlement
                                      Date, December 31 of the year
                                      immediately preceding (i) a Change
                                      of Control, (ii) an acceleration of
                                      the Securities pursuant to Section
                                      6.2 of the Indenture following an
                                      Event of Default, and (iii)
                                      delivery of a notice of redemption
                                      to the Trustee under Section 3.1 of
                                      the Indenture.

             Protected Business:      All insurance and reinsurance
                                      business, however denominated, as
                                      to which premiums earned have been
                                      reflected on the books of RECO on
                                      or prior to March 31, 1995.

             GAAP: U.S. generally accepted accounting principles as in effect on the Determination Date. Subject to "Applicable Standards" and "Certain Changes" below, all amounts shall be calculated in accordance with GAAP.

             Tax Benefit:             For any Settlement Date, means
                                      without duplication the sum of (A)
                                      the "Actual Tax Benefit" (as
                                      defined below) of the Adverse
                                      Reserve Development and (B) the
                                      "Deferred Tax Benefit" (as defined
                                      below) of the Adverse Reserve
                                      Development.  The Actual Tax
                                      Benefit shall be equal to the
                                      difference between the amount of
                                      United States federal income tax
                                      payable by the affiliated group of
                                      which the Company is the common
                                      parent with respect to all taxable
                                      periods beginning on (or including)
                                      March 31, 1995 and ending on the
                                      applicable Determination Date (the
                                      "Taxable Period") and the amount of
                                      United States federal income tax
                                      that would have been payable with
                                      respect to such Taxable Period in
                                      the absence of such Adverse Reserve
                                      Development.  The Deferred Tax
                                      Benefit shall be equal to the
                                      deferred tax asset reflected on the
                                      GAAP consolidated financial
                                      statements of the Company as of the
                                      applicable Determination Date
                                      attributable to the Adverse Reserve
                                      Development, after taking account
                                      of the valuation allowance, if any,
                                      with respect thereto (to the extent
                                      such valuation allowance is not
                                      allocable to a specific component
                                      of the deferred tax asset, it shall
                                      be apportioned ratably); provided
                                                               --------
                                      that the Settlement Date is the
                                      Maturity Date.  In the event that
                                      the Settlement Date is not the
                                      Maturity Date, the Deferred Tax
                                      Benefit shall be equal to the
                                      product of (i) the maximum
                                      corporate United States federal
                                      income tax rate as of the
                                      applicable Determination Date and
                                      (ii) the amount of the Adverse
                                      Reserve Development which did not
                                      result in an Actual Tax Benefit
                                      during the Taxable Period.

             Minimum Amount:          For any Settlement Date, an amount
                                      equal to the lesser of (x) the Tax
                                      Benefit and (y) $10.0 million minus
                                      the Fixed Amount.

             Further Provisions
             ------------------

             Applicable Standards:    The components of Adverse Reserve
                                      Development in the aggregate are to
                                      be determined and calculated in
                                      accordance with generally accepted
                                      actuarial standards of practice as
                                      applied in the insurance industry,
                                      from time to time, including but
                                      not limited to Actuarial Standard
                                      of Practice #9 of the Actuarial
                                      Standards Board (specifically,
                                      Documentation and Disclosure in
                                      Property and Casualty Ratemaking,
                                      Loss Reserving, and Valuation), as
                                      amended from time to time.  Both
                                      the Company Actuary and the Holder
                                      Actuary are to be bound by these
                                      standards in the determination of
                                      Adverse Reserve Development.

             Certain Changes:         In determining any component of
                                      Adverse Reserve Development, there
                                      shall be taken into account, as
                                      appropriate, changes in insurance
                                      industry standards, generally
                                      accepted accounting principles,
                                      generally accepted actuarial
                                      standards and changes in prevailing
                                      law.  Without limiting the
                                      foregoing, in the event of any
                                      legislative reform that has the
                                      effect of reducing any liability
                                      that relates to Protected Business,
                                      the Adverse Reserve Development
                                      shall be appropriately reduced.
                                      Conversely, in the event of any
                                      legislative reform that has the
                                      effect of substantially
                                      transforming any liability that
                                      relates to Protected Business into
                                      a charge that would not be included
                                      in the definition of "Adverse

                                      Reserve Development" appropriate
                                      adjustment shall be made to include
                                      the amount of such charge in the
                                      calculation of the Contingent
                                      Amount.

             Consistency:             Each year Adverse Reserve
                                      Development at RECO shall be
                                      established on a basis and using a
                                      methodology that is no more
                                      conservative than those used to
                                      determine reserves and assets for
                                      the other insurance and reinsurance
                                      on the books of the Company and its
                                      other subsidiaries.

                                                               Exhibit C


                                 REGISTRATION RIGHTS

                       Holders on the Settlement Date who receive upon
             repayment of the Securities Common Stock of the Company and who as of such date are or could reasonably be considered Affiliates of the Company (collectively, the "Stockholders" and individually a "Stockholder") shall have the registration rights set forth in this Exhibit C (hereinafter, the "Agreement"):


                                      ARTICLE I

                                     DEFINITIONS

                       SECTION 1.1.   Definitions.  As used in this
                                      -----------
             Agreement, the following terms shall have the following meanings:

                       "Affiliate" shall mean any person that directly,
                        ---------
             or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

                       "Business Day" shall mean any day except a
                        ------------
             Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law or executive order to close.

                       "Disadvantageous Condition" shall have the meaning
                        -------------------------
             given such term in Section 3.1(a)(i) hereof.

                       "Exchange Act" shall mean the Securities Exchange
                        ------------
             Act of 1934, as amended.

                       "Minimum Registration Amount" shall mean, in the
                        ---------------------------
             event that the Company exercises its right to satisfy the Payment Amount due to the holders of CI Notes under the Indenture in Registered Common Stock pursuant to Section
             10.7 of the Indenture, 25% or more of the total number of shares of Common Stock of the Company issued to the Stockholders in such satisfaction.

                       "NASD" shall mean the National Association of
                        ----
             Securities Dealers, Inc.

                       "NASDAQ" shall mean the National Association of
                        ------
             Securities Dealers Automated Quotation System.

                       "Other Stockholders" shall have the meaning given
                        ------------------
             such term in Section 3.1(a)(i) hereof.

                       "Person" shall mean an individual, a corporation,
                        ------
             a partnership, an association, a joint-stock company, a trust, any unincorporated organization, or a government or political subdivision thereof.

                       "Priority Securities" shall have the meaning given
                        -------------------
             such term in Section 3.1(a)(i) hereof.

                       "Registrable Securities" shall mean, in the event
                        ----------------------
             that the Company exercises its right to satisfy the Payment Amount due to the holders of CI Notes under the Indenture in Registered Common Stock pursuant to Section 10.7 of the Indenture, the shares of Common Stock of the Company issued to the Stockholders in such satisfaction, other than Rule 144 Securities (as defined herein) which may be distributed to the public pursuant to Rule 144(k) under the Securities Act; provided, however, that such securities shall cease to
                  --------  -------
             be Registrable Securities if and when (A) a registration statement with respect to the disposition of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (B) such securities shall have been otherwise transferred, if new certificates or other evidence of ownership for such securities not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company, and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act, or (C) such securities shall have ceased to be outstanding.

                       "Registration Expenses" shall mean all expenses
                        ---------------------
             incident to the Company's performance of or compliance with its obligations under Article III of this Agreement, including, without limitation, all SEC and stock exchange or NASD registration and filing fees and expenses, fees and expenses of compliance with applicable state securities or "blue sky" laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, the fees and expenses incurred in connection with the listing of such securities to be registered on each securities exchange or national market system on which such securities are listed, fees and disbursements of counsel for the Company and all independent auditors (including the expenses of any "comfort" letters required by or incident to such performance and compliance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including the fees and expenses of any "qualified independent underwriter" required by the NASD), the reasonable fees of one counsel retained in connection with each such registration by the holders of a majority of the Registrable Securities being registered, and the reasonable fees and expenses of any special experts retained by the Company in connection with such registration (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by holders of such Registrable Securities).

                       "Requesting Stockholders" shall have the meaning
                        -----------------------
             given such term in Section 3.1(a)(i) hereof.

                       "SEC" shall mean the Securities and Exchange
                        ---
             Commission.

                       "Securities Act" shall mean the Securities Act of
                        --------------
             1933, as amended.

             All capitalized terms used and not defined herein shall have the meaning assigned to them in the Indenture.


                                      ARTICLE II

                                   REPRESENTATIONS

                       SECTION 2.1.   The Company represents to the
             Stockholders that it has full legal right, power and authority to enter into and perform its obligations under this Agreement, and the consummation by the Company of the transactions contemplated by this Agreement have been or will be duly authorized by the Company. This Agreement is a valid, binding and enforceable agreement of the Company.


                                     ARTICLE III

                                 REGISTRATION RIGHTS

                       SECTION 3.1.   Registration Rights.  The
                                      -------------------
             Stockholders shall have the right to register their Registrable Securities in accordance with the following provisions.

                       (a)  Registration on Request.
                            -----------------------

                            (i)  For a period of two years after the
                  Settlement Date, at any time and from time to time, upon the written request of Stockholders holding Registrable Securities equal to at least the Minimum Registration Amount (the "Requesting Stockholders") that the Company effect the registration under the Securities Act of an amount of Registrable Securities held by them equal to at least the Minimum Registration Amount, the Company will promptly give written notice to all other Stockholders of Registrable Securities (the "Other Stockholders") that a request for registration has been received with respect to the Minimum Registration Amount. For a period of 15 days following delivery of such notice, the Other Stockholders may request that the Company also register their Registrable Securities and after the expiration of such 15 day period, the Company shall notify all Stockholders of the number of Registrable Securities to be registered. Thereupon, the Company will use its best efforts to cause the prompt registration under the Securities Act, subject to the provisions of this
                  Section 3.1, of (A) the Registrable Securities which the Requesting Stockholders have requested the Company to register and (B) all other Registrable Securities which the Company has been requested to register by the Other Stockholders, and in connection therewith, prepare and file on such appropriate form as the Company, in its reasonable discretion, shall determine, a registration statement under the Securities Act to effect such registration; provided, however, that the
                                            -----------------
                  Company shall not be obligated to effect such registration in the event that the aggregate offering price of (A) the Registrable Securities which the Requesting Stockholders have requested the Company to register, (B) all other Registrable Securities which the Company has been requested to register by the Other Stockholders and (C) all other securities to be registered in such registration is less than $10,000,000.

                            With respect to any registration statement
                  filed, or to be filed, pursuant to this Section 3.1(a)(i), if the Company shall furnish to the Requesting Stockholders and the Other Stockholders a certified resolution of the Board of Directors stating that in the Board of Directors' good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing, merger, sale of assets, capitalization or other similar corporate activity, or the unavailability for reasons beyond the Company's control of any required audited financial statements, or any other event or condition of similar significance to the Company) be materially disadvantageous (a "Disadvantageous Condition") to the Company or its stockholders for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, the Company shall be entitled to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to the Requesting Stockholders and the Other Stockholder); provided, however, that the Company shall not be
                  --------
                  entitled to delay any such registration statement pursuant to the foregoing (A) for more than a total of 180 days or (B) more than once during any 12 month period. Upon receipt of any such notice of a Disadvantageous Condition, such Requesting Stockholders and Other Stockholders will forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, each such Stockholder will deliver to the Company all copies, other than permanent file copies then in such Stockholder's possession, of the prospectus then covering such Registrable Securities current at the time of receipt of such notice, and, in the event no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Securities. In the event that the Company shall give any notice of a Disadvantageous Condition, the Company shall at such time as it in good faith deems appropriate file a new registration statement covering the Registrable Securities that were covered by such withdrawn registration statement, and such registration statement shall be maintained effective for such time as may be necessary so that the period of effectiveness of such new registration statement shall be such time as may be otherwise required by Section 3.1(a)(iii).

                            Requesting Stockholders holding a majority of
                  the Registrable Securities held by all Requesting Stockholders may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without liability to any of the other Requesting Stockholders or the Other

                  Stockholders, by providing a written notice to the Company revoking such request.

                            (ii)  Number of Registrations; Expenses.  The
                                  ---------------------------------
                  Company shall not be obligated to effect more than one registration in any nine-month period of Registrable Securities pursuant to requests from Requesting Stockholders under this Section 3.1(a) and, in any event, no more than two such registrations during the term of this Agreement. Each Stockholder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Stockholder's Registrable Securities pursuant to this Section 3.1(a). Notwithstanding any other provisions contained in this Section 3.1(a), the Company shall not be required to register any Registrable Securities pursuant to an effective registration statement in connection with a request for such registration made in accordance with this Section 3.1(a) if the previous registration statement with respect to any request made pursuant to this Section 3.1(a) became effective less than 180 days prior to such request.

                            (iii)  Effective Registration Statement.  A
                                   --------------------------------
                  registration requested pursuant to this Section 3.1(a) shall not be deemed to have been effected unless the registration statement relating thereto (A) has become effective under the Securities Act and at least 50% of the Registrable Securities of the Stockholders included in such registration have actually been sold thereunder, and (B) has remained effective for a period of at least 180 days (or such shorter period in which all Registrable Securities of the Requesting Stockholders and the Other Stockholders included in such registration have actually been sold thereunder); provided, however, that if any effective registration
                  --------  -------
                  statement requested pursuant to this Section 3.1(a) is discontinued in connection with a Disadvantageous Condition, such registration statement shall not be included as one of the registrations which may be requested pursuant to Section 3.1(a) hereof if less than 80% of all the Registrable Securities included in such registration have been sold thereunder; provided
                                                               --------
                  further, that if after any registration statement
                  -------
                  requested pursuant to this Section 3.1(a) becomes effective (A) such registration statement is subject to any stop order, injunction or other order or requirement of the SEC or other government agency or court due to the actions or omissions to act of the Company and (B) less than 80% of all of the Registrable

                  Securities included in such registration have been sold thereunder, or less than 80% of the Registrable
                  Securities of a particular Requesting Stockholder included in such registration have been sold thereunder, such registration statement shall not be included as one of the registrations which such Requesting Stockholders are entitled to request pursuant to Section 3.1(a)(ii).

                            (iv)  Selection of Underwriters.  If any
                                  -------------------------
                  requested registration pursuant to this Section 3.1(a) is in the form of an underwritten offering, the Stockholders holding a majority of the Registrable Securities in respect of which registration has been requested shall have the right to select the investment banker and manager or co-managers that will administer the offering, subject to the consent of the Company, which consent shall not be unreasonably withheld.

                            (v)  Pro Rata Participation in Requested
                                 -----------------------------------
                  Registration.  If a requested registration pursuant to
                  ------------
                  this Section 3.1(a) involves an underwritten offering and the managing underwriter shall advise the Company that, in its view, the number of equity securities requested to be included in such registration exceeds the largest number of securities which can be sold without having a material adverse effect on such offering, including the price at which such securities can be sold, the number of Registrable Securities requested to be registered by the Requesting Stockholders and the Other Stockholders included by the Company in such registration shall be allocated pro rata among the Requesting Stockholders and the Other Stockholders on the basis of the relative number of shares of Registrable Securities owned by them; provided, however, that if in any such underwritten
                  --------  -------
                  offering the Company includes in such registration statement less than 80% of the Registrable Securities requested to be included therein by any Requesting Stockholder, then such registration statement shall not be included as one of the registrations which the Requesting Stockholders are entitled to request pursuant to Section 3.1(a)(ii).

                       (b)  Incidental Registration.
                            -----------------------

                            (i)  For a period of five years from the
                  Settlement Date, if the Company at any time proposes to register any of its equity securities (the "Priority Securities") under the Securities Act (other than a registration (A) relating to shares of Common Stock of the Company issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company, (B) in connection with an acquisition by the Company of another company or (C) pursuant to Section 3.1(a) hereof) in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act (whether or not for sale for its own account), it shall each such time, subject to the provisions of Section 3.1(b)(ii) hereof, give prompt written notice to all holders of record of Registrable Securities of its intention to do so and of such Stockholders' rights under this Section 3.1(b), at least 30 days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer all such Stockholders the opportunity to include in such registration statement such number of Registrable Securities as each such Stockholder may request. Upon the written request of any such Stockholder made within 20 days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Stockholder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Stockholders thereof; provided, that (A) if such registration involves an
                  --------
                  underwritten offering, all holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company; and (B) if, at any time after giving written notice of its intention to register any securities pursuant to this
                  Section 3.1(b)(i) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all holders of Registrable Securities and shall thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration (without prejudice, however, to rights of Stockholders under Section 3.1(a) hereof). If a registration pursuant to this Section 3.1(b)(i) involves an underwritten public offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration securities filed in connection with such registration, not to register such Registrable Securities in connection with such registration. No registration effected under this Section 3.1(b) shall relieve the Company of its obligations to effect registrations upon request under Section 3.1(a) hereof. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1(b). However, each Stockholder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Stockholder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 3.1(b).

                            (ii)  Priority in Incidental Registrations.
                                  ------------------------------------
                  If a registration pursuant to this Section 3.1(b) involves an underwritten offering and the managing underwriter advises the Company that, in its good faith view, the number of equity securities (including all Registrable Securities) which the Company, the Stockholders and any other Persons intend to include in such registration exceeds the largest number of securities which can be sold without having a material adverse effect on such offering, including the price at which such Registrable Securities can be sold, the Company will include in such registration (A) first, all the Priority Securities to be sold for the Company's own account; (B) second, to the extent that the number of Priority Securities is less than the number of Registrable Securities which the underwriter has advised the Company can be sold in such offering without having the material adverse effect referred to above, as many Registrable Securities requested to be included in such registration by the Stockholders pursuant to Section 3.1(b)(i) hereof, provided that if the number of Registrable Securities requested to be included in such registration by the Stockholders pursuant to Section 3.1(b)(i) hereof, together with the number of Priority Securities, exceeds the number which the Company has been advised can be sold in such offering without having the material adverse effect referred to above, the number of such Registrable Securities requested to be included in such registration by the Stockholders pursuant to Section 3.1(b)(i) hereof shall be allocated pro rata among all such requesting Stockholders on the basis of the relative number of Registrable Securities owned by them; and (C) third, to the extent that the number of Priority Securities and Registrable Securities, as contemplated by (A) and (B) above, is less than the number of Registrable Securities which the underwriter has advised the Company can be sold in such offering without having the material adverse effect referred to above, the number of equity securities requested to be included in such registration by Persons other than the Stockholders shall be allocated among such other Persons on a basis as determined (or to be determined) by the Company and such other Persons.

                       (c)  Holdback Agreements.
                            -------------------

                            (i)  If any registration of Registrable
                  Securities shall be in connection with an underwritten public offering, upon the request of the managing underwriter each holder of Registrable Securities agrees not to effect any sale or distribution, including any private placement or any sale pursuant to Rule 144 or any successor provision, under the Securities Act, of any Registrable Securities, and not to effect any such sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the seven days prior to, and during the 120 day period which begins on, the effective date of such registration statement (except as part of such registration), provided that each holder of Registrable Securities has received written notice of such registration at least two Business Days prior to the anticipated beginning of the seven day period referred to above.

                            (ii)  If any registration of Registrable
                  Securities shall be in connection with an underwritten public offering, the Company agrees (A) not to effect any sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any Affiliate or the acquisition by the Company or an Affiliate of the capital stock or substantially all of the assets of any other Person or in connection with an employee stock ownership or other benefit plan) during the seven days prior to, and during the 120 day period which begins on, the effective date of such registration statement (except as part of such registration) and (B) that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which the holders of such securities agree not to effect any sale or distribution of any such securities during the period referred to in the foregoing clause (i), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted).

                       (d)  Registration Procedures.  In connection with
                            -----------------------
             any offering of Registrable Securities registered pursuant to this Section 3.1, the Company shall:

                            (i)  Prepare and file with the SEC within 90
                  days after receipt of a request for registration, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective as provided herein, provided that before filing with
                                      --------
                  the SEC a registration statement or prospectus or any amendments or supplements thereto, the Company will (A) furnish to one counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed for said counsel's review and comment and (B) notify each Stockholder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                            (ii)  Prepare and file with the SEC such
                  amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90 day period referred to in Section 4(3) and Rule 174 of the Securities Act, or any successor thereto, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

                            (iii)  Furnish to each holder and each
                  underwriter, if any, of Registrable Securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents a any Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Stockholder.

                            (iv)  Use its best efforts to register or
                  qualify such Registrable Securities under such other state securities or "blue sky" laws of such jurisdictions as any holder, and underwriter, if any, of Registrable Securities covered by such registration statement reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Stockholder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Stockholder; provided that the Company will not
                                       --------
                  be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (iv), (B) subject itself to taxation in any such jurisdiction or
                  (C) consent to general service of process in any such jurisdiction.

                            (v)  Use its best efforts to cause the
                  Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the holder or holders thereof to consummate the disposition of such Registrable Securities.

                            (vi)  Immediately notify each holder of such
                  Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will promptly prepare and furnish to such Stockholder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable

                  Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                            (vii) Use its best efforts to cause all such Registrable Securities to be listed on a national securities exchange (including NASDAQ) and on each securities exchange on which similar securities issued by the Company may then be listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement.

                            (viii)  Enter into such customary agreements
                  (including an underwriting agreement in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being covered by such registration statement or the underwriters retained by such Stockholders, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary representations, warranties, indemnities and agreements.

                            (ix)  Make available for inspection by any
                  holder of Registrable Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Stockholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its Affiliates' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement.

                            (x)  Use its best efforts to obtain a
                  "comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters as the holders of a majority in interest of the Registrable Securities being sold reasonably request.

                            (xi)  Use its best efforts to obtain an
                  opinion of outside counsel for the Company covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and delivered to underwriters in underwritten public offerings of securities, and such other legal matters as the holders of a majority in interest of the Registrable Securities being sold reasonably request.

                            (xii)  Otherwise use its best efforts to
                  comply with all applicable rules and regulations of the SEC, and make available to the Stockholders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first month after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of
                  Section 11(a) of the Securities Act and Rule 158 thereunder.

                       It shall be a condition precedent to the
             obligation of the Company to take any action with respect to securities of a holder of Registrable Securities that such Stockholder shall furnish to the Company such information regarding the securities held by such Stockholder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

                       Each holder of Registrable Securities agrees that,
             upon receipt of any notice from the Company of the happening of any event of a kind described in Section 3.1(d)(vi) hereof, such Stockholder will forthwith discontinue disposition of Registrable Securities until such Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(d)(vi) hereof, and, if so directed by the Company, such Stockholder will deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Stockholder's possession of the existing prospectus covering such Registrable Securities. In the event the Company shall give any such notice, the period mentioned in Section 3.1(d)(ii) hereof shall be extended by the greater of (A) three months or (B) the number of days during the period from and including the date of the giving of such notice pursuant to
             Section 3.1(d)(vi) hereof to and including the date when each Stockholder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3.1(d)(vi) hereof.

                       (e)  Indemnification.
                            ---------------

                            (i)  Indemnification by the Company.  In the
                                 ------------------------------
                  event of any registration of any securities of the Company under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless, to the full extent permitted by law, each of the holders of any Registrable Securities covered by such registration statement, their respective directors and officers, general partners, limited partners and managing directors, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls, is controlled by or is under common control with any such Stockholder or any such underwriter within the meaning of the Securities Act (and directors, officers, controlling Persons, partners and managing directors of any of the foregoing), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent will not be unreasonably withheld) to which such Stockholder, any such director or officer or general or limited partner or managing director or any such underwriter or controlling Person may become subject under the Securities Act, state securities or "blue sky" laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration. The Company shall reimburse each such

                  Stockholder and each such director, officer, general partner, limited partner, managing director or underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding, provided, that
                                                          --------
                  the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Stockholder in its capacity as a Stockholder in the Company or any such director, officer, general or limited partner, managing director or underwriter specifically stating that it is for use in the preparation thereof; and, provided further, that
                                                   -------- -------
                  the Company shall not be liable to any holder of Registrable Securities, any Person who participates as an underwriter in the offering or sale of Registrable Securities, if any, or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, pursuant to this Section with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented, had corrected any such misstatement or omission. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder or any such director, officer, general partner, limited partner, managing director, underwriter or controlling Person and shall survive the transfer of such securities by such Stockholder.

                            (ii)  Indemnification by the Stockholders and
                                  ---------------------------------------
                  Underwriters.  The Company may require, as a condition
                  ------------
                  to including any Registrable Securities in any registration statement filed in accordance with the provisions hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the holders of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (i) above) the Company and its directors, officers, controlling Persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling Persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives through an instrument duly executed by or on behalf of such Stockholder or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Stockholders, underwriters, or any of their respective directors, officers, general or limited partners, managing directors or controlling Persons and shall survive the transfer of such securities by such Stockholder, provided, however, that no such
                               --------  -------
                  Stockholder shall be liable in the aggregate for any amounts exceeding the product of the sale price per Registrable Security and the number of Registrable Securities being sold pursuant to such registration statement or prospectus by such Stockholder.

                            (iii)  Notices of Claims, Etc.  Promptly
                                   -----------------------
                  after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the indemnifying party of the commencement of such action, provided that the
                                                      --------
                  failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding sections of this Section, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as may be reasonably necessary. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

                            (iv)  Other Indemnification.  Indemnification
                                  ---------------------
                  similar to that specified in the preceding Sections of this Section (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

                            (v)  Contribution.  In order to provide for
                                 ------------
                  just and equitable contribution in circumstances in which the indemnity agreement provided for in this
                  Section is for any reason held to be unenforceable although applicable in accordance with its terms, the Company, the Stockholders and the underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the Stockholders and the underwriters, in such proportions that the underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the prospectus bears to the initial public offering price appearing thereon and the Company and the Stockholders are responsible for the balance; provided,
                                                                --------
                  however, that no Person guilty of fraudulent
                  -------
                  misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. As between the Company and the Stockholders, such parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect (A) the relative benefits received by the Company, on the one hand, and the holders of the Registrable Securities included in the offering on the other hand, from the offering of the Registrable Securities and any other securities included in such offering, and (B) the relative fault of the Company, on the one hand, and the holders of the Registrable Securities included in the offering, on the other, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the holders of the Registrable Securities on the other, with respect to such offering shall be deemed to be in the same proportion as the sum of the total purchase price paid to the Company in respect of the Registrable Securities plus the total net proceeds from the offering of any securities included in such offering (net of underwriting discounts and commissions before deducting expenses) received by the Company bears to the amount by which the total net proceeds from the offering of Registrable Securities (net of underwriting discounts and commissions before deducting expenses) received by the holders of the Registrable Securities with respect to such offering exceeds the purchase price paid to the Company in respect of the Registrable Securities, and in each case the net proceeds received from such offering shall be determined as set forth on the table to the cover page of the prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the holders of the Registrable Securities, the intent of the parties and their relative access to information and the Company and the holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. Notwithstanding anything to the contrary contained herein, the Company and the Stockholders agree that any contribution required to be made by a Stockholder pursuant to this Section 3.1(e)(v) shall not exceed the net proceeds from the offering of Registrable Securities (net of underwriting discounts and commissions before deducting expenses) received by such Stockholder with respect to such offering. For purposes of this Section, each Person, if any, who controls a Stockholder or an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Stockholder or underwriter, and each director of the Company, each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

                            (vi)  Rule 144.  The Company agrees that it
                                  --------
                  will file in a timely manner all reports required to be filed by it pursuant to the Exchange Act, and, if at any time the Company is not required to file such reports, it will make available to the public, to the extent required to permit the sale of shares by any Stockholder pursuant to Rule 144, current information about itself and its activities as contemplated by Rule 144 under the Securities Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder. For purposes of this Agreement "Rule 144 Securities" are Registrable Securities which are of a class which is registered under Section 12 of the Exchange Act and which may be publicly sold pursuant to the provisions of Rule 144 under the Securities Act.

                                      ARTICLE IV

                                    MISCELLANEOUS

                       SECTION 4.1.  Effective Date.  This Agreement
                                     --------------
             shall become effective as of the date that the shares of Common Stock covered by this Agreement are distributed to Stockholders.

                       SECTION 4.2.  Headings.  The headings in this
                                     --------
             Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

                       SECTION 4.3.  Entire Agreement, Further
                                     -------------------------
             Assurances.  This Agreement constitutes the entire agreement
             ----------
             and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof. In the event that after the date hereof, any further action by any party hereto is necessary to carry out the provisions of this Agreement, each such party shall take all such necessary action.

                       SECTION 4.4.  Notices.  Any notice, request,
                                     -------
             instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing, shall be delivered personally, sent by registered mail, postage prepaid, return receipt requested, by overnight courier service or by facsimile transmission (with appropriate confirmation) to the address or number of the party set forth below, or to such other address or number as the party to whom notice is to be given may provide in a written notice to the Company, a copy of which written notice shall be on file with the Secretary of the Company. No notice shall be effective except upon actual delivery.

                       If to the Company:

                       to its address set forth in its latest filing with the SEC.

                       If to a Stockholder:

                       to the address for such holder as set forth on the books of the Company's transfer agent with respect to the Securities.

                       SECTION 4.5.  Applicable Law.  The laws of the
                                     --------------
             State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under applicable principles of conflicts of law.

                       SECTION 4.6.  Consent to Jurisdiction.  Each party
                                     -----------------------
             hereto agrees to the non-exclusive jurisdiction of any state or Federal court within the State of Delaware, with respect to any claim or cause of action, whether in law or equity arising under or relating to this Agreement, and waives personal service of any and all process upon it, and consents that all services of process be made by registered mail, to the address of the party as set forth in Section 4.4, or to such other address as the party to whom notice is to be given may provide in a written notice to the Company, a copy of which written notice shall be on file with the Secretary of the Company and service so made shall be deemed to be completed when received. Each party hereto waives any objection based on forum non conveniens and waives any objection to venue of any action instituted hereunder. Each party hereto waives trial by jury in any action brought hereunder. Each party hereto agrees that a final judgment in any such action shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this paragraph shall affect the right of any party hereto to serve legal process in any other manner permitted by law. To the extent that any party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby waives such immunity in respect of its obligations hereunder.

                       SECTION 4.7.  Severability.  The invalidity,
                                     ------------
             illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

                       SECTION 4.8.  Agreement to be Filed.  A copy of
                                     ---------------------
             this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company.

                       SECTION 4.9.  Other Agreements.  Nothing contained
                                     ----------------
             in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of the Common Stock of the Company imposed by, any other agreement.

                       SECTION 4.10.  Successors; Assigns; Transferees.
                                      --------------------------------
             The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and, except as set forth below, their respective successors and assigns. Notwithstanding the foregoing, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or any Stockholder except concurrently with a transfer of its Common Stock of the Company (other than a transfer pursuant to a public offering under the Securities Act or pursuant to Rule 144 under the Securities Act) and then only if, at such time, the Person to whom such transfer is proposed to be made shall execute a counterpart of this Agreement, and such other documents as are necessary to confirm such Person's agreement to become a party to, and to be bound by, all terms and conditions of this Agreement.

                       SECTION 4.11.  Defaults.  A default by any party
                                      --------
             to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute or excuse a default by any other party.

                       SECTION 4.12.  Term.  This Agreement shall
                                      ----
             terminate upon the first to occur of (i) the liquidation or dissolution of the Company, or (ii) five years from the Settlement Date to the extent the registration rights hereunder have not theretofore been exercised.

                       SECTION 4.13.  Amendments.  This Agreement may be
                                      ----------
             amended, modified, waived or supplemented only by written instrument executed by the Company and any Stockholder whose rights hereunder would be adversely affected thereby;

             provided that the sale or transfer by a Stockholder of
             --------
             Common Stock of the Company (and, as a result, the purchaser's or transferee's becoming a party hereto) shall not be deemed an amendment, modification, waiver or supplement of this Agreement.

                       SECTION 4.14.  Waiver and Consent.  No action
                                      ------------------
             taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

                       SECTION 4.15.  Recapitalization, Exchanges, and
                                      --------------------------------
             Similar Actions Affecting the Common Stock.  The provisions
             ------------------------------------------
             of this Agreement shall apply, to the full extent set forth herein, with respect to the Common Stock of the Company and to any and all shares of capital stock of the Company or any successor which may be issued in respect of, in exchange for, or in substitution of the Common Stock of the Company.

                       SECTION 4.16.  Counterparts.  This Agreement may
                                      ------------
             be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.